Oppenheimer Equity Income Fund
Prospectus dated November 1, 1996


         Oppenheimer Equity Income Fund is a mutual fund with the primary investment objective of seeking as much current income as is compatible with prudent investment. Its secondary objective is to conserve principal while providing an opportunity for capital appreciation. To seek current income, the Fund invests primarily in common stocks that pay dividends, but the Fund also invests in bonds, preferred stocks (including convertible stocks), debentures, zero-coupon securities issued by the U.S. Government or corporations, and other debt securities. The Fund also uses hedging instruments to try to reduce the risks of market fluctuations that affect the value of the securities the Fund holds. To seek its secondary objective, the Fund primarily invests in stocks that the portfolio manager believes have growth possibilities. Please refer to "Investment Objectives and Strategies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion on the risks of investing in the Fund.


         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).
                                                       [OppenheimerFunds logo]

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


         ABOUT THE FUND

3        Expenses
5        A Brief Overview of the Fund
7        Financial Highlights
11       Investment Objectives and Policies
12       Investment Risks
15       Investment Techniques and Strategies
21       How the Fund is Managed
22       Performance of the Fund

         ABOUT YOUR ACCOUNT

27       How to Buy Shares
         Class A Shares
         Class B Shares
         Class C Shares
40       Special Investor Services
         AccountLink
         Automatic Withdrawal and Exchange Plans
         Reinvestment Privilege
         Retirement Plans
42       How to Sell Shares
         By Mail
         By Telephone
44       How to Exchange Shares
46       Shareholder Account Rules and Policies
48       Dividends, Capital Gains and Taxes
A-1      Appendix A:  Special Sales Charge Arrangements

ABOUT THE FUND

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended June 30, 1996.

         o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages 27 through 49, for an explanation of how and when these charges apply.

                                 Class         Class              Class
                                 A Shares      B Shares           C Shares

Maximum Sales Charge
 on Purchases
 (as a % of
  offering price)               5.75%          None                None
Maximum Deferred Sales Charge
  (as a % of the
  lower of the
  original offering
  price or redemption
  proceeds)                     None(1)        5% in the first     1% if
                                               year, declining     redeemed
                                               to 1% in the        within 12
                                               sixth year          months of
                                               and eliminated      purchase(2)
                                               thereafter(2)
Maximum Sales Charge on
Reinvested Dividends         None              None                 None
Redemption Fee               None(3)           None(3)              None(3)
Exchange Fee                 None              None                 None


(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 32) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.

(2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" below, for more information on the contingent deferred sales charge.

(3) There is a $10 transaction fee for redemptions paid by Federal funds wire, but not for redemptions paid by check or by ACH transfer through AccountLink. See "How to Sell Shares" below.

      o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net
Assets)

                          Class                Class               Class
                          A Shares             B Shares            C Shares
Management Fees           0.53%               0.53%                0.53%
12b-1 Plan Fees           0.19%               1.00%                1.00%
Other Expenses            0.17%               0.19%                0.28%
                         -----                -----               -----
Total Fund Operating
  Expenses               0.89%               1.72%                1.81%

      The numbers in the chart above are based on the Fund's expenses in its fiscal year ended June 30, 1996. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Service Plan Fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class). Currently, the Board of Trustees has set the maximum fee at 0.15% for assets representing shares sold before April 1, 1991, and 0.25% for assets representing shares sold on or after that date. For Class B and Class C shares, the 12b-1 Distribution and Service Plan Fees are the service fees (the maximum fee is 0.25%) and the annual asset-based sales charges of 0.75%. These plans are described in greater detail in "How to Buy Shares."

      The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares. Class C shares were not publicly sold before November 1, 1995. Therefore, the Annual Fund Operating Expenses for Class C shares are based on amounts that would have been payable in that period assuming that Class C shares were outstanding during the entire fiscal year. These plans are described in greater detail in "How to Buy Shares."

      o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                   1 year          3 years        5 years        10 years*
                   ------          -------        -------        ---------

Class A Shares     $66             $84            $104           $161
Class B Shares     $67             $84            $113           $161

Class C Shares     $28             $57            $98            $213

      If you did not redeem your investment, it would incur the following expenses:

Class A Shares     $66             $84            $104           $161
Class B Shares     $17             $54            $93            $161
Class C Shares     $18             $57            $98            $213

*In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      o What are the Fund's Investment Objectives? The Fund's primary investment objective is to seek as much current income as is compatible with prudent investment. It has a secondary objective to conserve principal while providing an opportunity for capital appreciation.

      o What Does the Fund Invest in? To seek current income, the Fund primarily invests in dividend-paying common and preferred stocks (these are called "equity" securities). The Fund may invest in U.S. companies or foreign companies and foreign government securities. The Fund can also invest in debt securities, such as corporate bonds and U.S. Government securities. To seek its secondary objective, the Fund's manager may choose common stocks that have growth potential. The Fund may also use hedging instruments and some derivative investments to try to manage investment risks. These investments are more fully explained in "Investment Objectives and Policies," starting on page 11.


      o Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. The Manager (including a subsidiary) manages investment company portfolios having over $55 billion in assets. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager, John Doney, is employed by the Manager and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 21 for more information about the Manager and its fees.

      o How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, the change in value of particular stocks or bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. In the Oppenheimer funds spectrum, the Fund is generally more conservative than aggressive growth funds, but more aggressive than investment grade bond funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page 12 for a more complete discussion of the Fund's investment risks.


      o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 27 for more details.

      o Will I Pay a Sales Charge to Buy Shares? The Fund offers three classes of shares. Each class has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge (starting at 5% and declining as shares are held longer) if redeemed within 6 years of purchase. Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge of 1% if redeemed within one year of buying them. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page 27 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page 42. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 44.

      o How Has the Fund Performed? The Fund measures its performance by quoting its average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on pages 25 and 26. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. The Fund recently changed its fiscal year end from June 30 to August 31 and information for both the fiscal year ended June 30, 1996 and the fiscal period ended August 31, 1996 is included in that table.

This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose reports on the Fund's financial statements for the fiscal years ended June 30, 1996 and August 31, 1996 are included in the Statement of Additional Information. Class C shares were only offered during a portion of the fiscal years ended June 30, 1996 and August 31, 1996, commencing November 1, 1995.


                                                           -------------------------------------------------------------------------
                                                          Financial Highlights

                                                           Class A
                                                           -------------------------------------------------------------------------
                                                           Two Months
                                                           Ended
                                                           August 31,        Year Ended June 30,
                                                                1996(2)         1996            1995            1994           1993
------------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Data:
Net asset value, beginning of period                          $11.39          $10.25           $9.44          $10.01         $9.15
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            .09             .50             .50             .47           .50
Net realized and unrealized gain (loss)                         (.12)           1.36             .92            (.39)          .99
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                      (.03)           1.86            1.42             .08           1.49
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                              --            (.48)           (.48)           (.47)         (.48)
Dividends in excess of net investment
income                                                            --              --              --            (.01)            --
Distributions from net realized gain                                            (.24)           (.13)           (.12)         (.15)
Distributions in excess of net realized gain                      --              --              --            (.05)           --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                   --            (.72)           (.61)           (.65)         (.63)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $11.36          $11.39          $10.25           $9.44         $10.01

==========================================================================
------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)                          (0.26)%          18.61%          15.66%         0.65%         16.76%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in millions)                       $2,110          $2,141          $1,893          $1,773         $1,790
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                              $2,109          $2,054          $1,798          $1,832         $1,658
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                          3.28%(5)        4.51%           5.15%           4.72%          5.12%
Expenses                                                       0.94%(5)        0.89%           0.96%           0.90%         0.79%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                     13.5%           42.9%           45.7%           30.4%         59.0%
Average brokerage commission rate(7)                         $0.0587         $0.0592              --              --          --

[Table Restubbed]

                                                           -------------------------------------------------------------------------



                                                           -------------------------------------------------------------------------



                                                            1992          1991          1990          1989        1988        1987
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                       $8.86        $9.18         $9.11         $8.51        $9.85       $9.26
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        .50          .48           .48           .52           .48        .46
Net realized and unrealized gain (loss)                      .39         (.17)          .33           .58          (.35)      1.22
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                   .89          .31           .81          1.10           .13        1.68
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.48)        (.48)         (.50)         (.48)         (.60)       (.48)
Dividends in excess of net investment
income                                                        --           --            --            --            --          --
Distributions from net realized gain                        (.12)        (.15)         (.24)         (.02)         (.87)       (.61)
Distributions in excess of net realized gain                  --           --            --            --            --          --

------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                             (.60)        (.63)         (.74)         (.50)        (1.47)      (1.09)





-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $9.15        $8.86         $9.18         $9.11         $8.51       $9.85

===============================================================

------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)                       10.26%        3.68%         9.07%        13.30%        2.04%      20.45%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in millions)                   $1,556       $1,393        $1,330        $1,017        $807        $731
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                          $1,526       $1,324        $1,180          $885        $743        $527
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      5.33%        5.31%         5.10%         5.89%       5.48%       5.08%
Expenses                                                   0.82%        0.79%         0.79%         0.85%       0.83%       0.91%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                 37.0%        64.0%        122.0%         91.4%     124.1%       94.7%
Average brokerage commission rate(7)                         --           --            --            --            --       --

[Table Restubbed]
                                                      -------------------------------------------------------------------


                                     Class B
                                                     --------------------------------------------------------------------
                                   Two Months
                                      Ended
                                                               August 31,   Year Ended June 30,
                                                                1996(2)         1996            1995            1994(3)
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                          $11.33          $10.21            $9.40          $10.22
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            .07             .41              .43             .36
Net realized and unrealized gain (loss)                         (.11)           1.35              .91            (.58)
-------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                      (.04)           1.76             1.34            (.22)
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                              --            (.40)            (.40)           (.42)
Dividends in excess of net investment
income                                                            --              --               --            (.01)
Distributions from net realized gain                                            (.24)            (.13)           (.12)

Distributions in excess of net realized gain                      --              --               --            (.05)
-------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                   --            (.64)            (.53)           (.60)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $11.29          $11.33           $10.21           $9.40

====================================================================

------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)                          (0.35)%          17.58%           14.87%          (2.35)%
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in millions)                         $260           $252              $161            $88
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                $255           $208              $122            $47
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                          2.48%(5)       3.68%             4.34%         3.99%(5)
Expenses                                                       1.76%(5)       1.72%             1.79%          1.82%(5)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                     13.5%          42.9%             45.7%          30.4%
Average brokerage commission rate(7)                         $0.0587        $0.0592                --             --

[End Restubbed Table]

                                                                                          -----------------------------------------


                                                                                           Class C
                                                                                           ------------------------------------
                                                                                           Two Months
                                                                                           Ended                  Period Ended
                                                                                           August 31,                June 30,




                                                                                           1996(2)                     1996(1)
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                                                        $11.35                      $10.76
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                                          .07                         .28
Net realized and unrealized gain (loss)                                                       (.12)                        .88
-------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                                                    (.05)                       1.16
-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                                            --                        (.33)
Dividends in excess of net investment
income                                                                                          --                          --
Distributions from net realized gain                                                                                      (.24)
Distributions in excess of net realized gain                                                    --                          --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                                                 --                        (.57)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $11.30                      $11.35

=====================================

-------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)                                                        (0.44)%                      10.50%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in millions)                                                         $7                          $6
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                                $7                          $3
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                                                        2.55%(5)                    3.53%(5)
Expenses                                                                                     1.79%(5)                    1.81%(5)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                                    13.5%                      42.9%
Average brokerage commission rate(7)                                                        $0.0587                      $0.0592

1. For the period from November 1, 1995 (inception of offering) to June 30, 1996.
2. The Fund changed its fiscal year end from June 30 to August 31.
3. For the period from August 17, 1993 (inception of offering) to June 30, 1994.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of
offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of
portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year
or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the
period ended August 31, 1996 were $293,833,873 and $502,985,239, respectively.
7. Total brokerage commissions paid on applicable
purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Oppenheimer Equity Income Fund

Investment Objectives and Policies

Objectives. The Fund has primary and secondary objectives. The Fund's primary investment objective is to seek as much current income as is compatible with prudent investment. Its secondary investment objective is to conserve principal while providing an opportunity for capital appreciation.

Investment Policies and Strategies. The Fund seeks current income principally by investing in common stocks that pay dividend income. The Fund may also seek income by investing in bonds, preferred stocks (including convertible stocks), debentures, zero-coupon securities issued by the U.S. Government or companies, and other debt securities, such as notes. In its stock investments the Fund primarily focuses on stocks of larger, more established companies with an established history of operations. To seek its secondary objective the Fund may invest in stocks of companies that the Manager believes offer growth potential without excessive volatility.

      Under normal conditions (when the Manager believes that the securities markets are not in a volatile or unstable period), the Fund will invest at least 65% of its total assets in income-producing equity securities (common stocks, preferred stocks, and securities convertible into common stocks). When market conditions are unstable, the Fund may invest substantial amounts of its assets in debt securities, such as money market instruments or government securities, as described in "Temporary Defensive Investments," below.

      When investing the Fund's assets, the Manager considers many factors, including the financial condition of particular companies as well as general economic conditions in the U.S. relative to foreign economies, and the trends in domestic and foreign stock markets. In evaluating the potential for income from particular securities, the Manager examines many factors, such as the consistency of the company's earnings, the industry group the company is in (and the prospects for that industry in the overall economy), how well the company is managed, and the size of the company's capitalization. While the Fund focuses on large or mid- size companies which tend to be more stable investments, the Fund may invest in smaller issuers as well.

      The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies and derivative investments described below. The Fund's portfolio manager may employ special investment techniques in selecting securities for the Fund. These are also described below. Additional information may be found about them under the same headings in the Statement of Additional Information.

      o Can the Fund's Investment Objectives and Policies Change? The Fund has investment objectives, which are described above, as well as investment policies it follows to try to achieve its objectives. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objectives are fundamental policies.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

      o Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in short-term trading to try to achieve its objectives. As a result, the Fund's portfolio turnover is not expected to be more than 100% each year. The "Financial Highlights table" above, shows the Fund's portfolio turnover rate during past fiscal years. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. It may also affect the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. The Fund qualified in its last fiscal years and intends to do so in the coming year, although it reserves the right not to qualify.

Investment Risks.

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

      Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objectives. When you redeem your shares, they may be worth more or less than what you paid for them.

      o Stock Investment Risks. Because the Fund invests a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors can affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry.
Not all of these factors can be predicted.

      The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate its investments in any one industry or group of industries.

      o Foreign Securities Have Special Risks. While foreign
securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Securities of companies in emerging market countries may be more difficult to sell and their prices may be more volatile. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

      o Interest Rate Risks. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities.

      o Special Risks of Lower-Grade Securities. The Manager may select high-yield, below investment grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds." All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities and are subject to credit risks. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. A decline in their values is also likely in the high yield bond market during a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described above. These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in these types of securities may reduce some of the risk, as will the Fund's policy of diversifying its investments. Also, convertible securities may be less subject to some of these risks than other debt securities, to the extent they can be converted into stock, which may be more liquid and less affected by these other risk factors.

      o Hedging instruments can be volatile investments and may involve special risks. The Fund may invest in a variety of hedging instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of the Fund's income for distributions. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the Fund limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time) as well as interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

      o There are special risks in investing in derivative investments. The Fund can invest in a number of different kinds of "derivative" investment. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument.
Also, the underlying investment or security might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

Investment Techniques and Strategies.

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

      o Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants and rights the Fund acquired as part of units with other securities or that are attached to other securities. No more than 2% of the Fund's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange. These percentage limitations are fundamental policies. For further details about these investments, please refer to "Warrants and Rights" in the Statement of Additional Information.

      o Investment in Bonds and Convertible Securities. The Fund also invests in bonds, debentures and other fixed-income securities to help seek its primary objective. While the Fund will normally limit its investments in fixed-income securities to no more than 35% of its total assets (during normal market conditions), the Fund may invest in a variety of different types of income-producing securities.

      Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividends and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investment from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."


      o Lower-Grade Debt Securities. Subject to the limits described above, the Fund may invest in "lower grade" debt securities commonly known as "junk bonds." "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps or similar ratings by other rating organizations, or if unrated, are determined by the Manager to be of comparable quality to debt securities rated below investment grade. The Fund may invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as "junk bonds," those securities may be subject to greater market fluctuation and risks of loss of income and principal than higher- grade securities and may be considered to have certain speculative risks. The Fund may not invest more than 25% of its total assets in "lower-grade" debt securities and no more than 10% of its total assets may be invested in lower-grade debt securities that are not convertible. For a description of these securities ratings, please refer to the Appendix in the Statement of Additional information. The Fund may not invest more than 25% of its total assets in "lower-grade" debt securities and no more than 10% of its total assets may be invested in lower-grade debt securities that are not convertible.

      o Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury or by private issuers. In general, zero coupon U.S. Treasury securities include (1) U.S. Treasury notes or bonds that have been
"stripped" of their interest coupons, (2) U.S. Treasury bills issued without interest coupons, or (3) certificates representing an interest in stripped securities. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value. It will be subject to greater market fluctuations from changes in interest rates than interest-paying securities. The Fund accrues interest on zero coupon securities without receiving the actual cash. As a result of holding these securities, the Fund could possibly be forced to sell portfolio securities to pay cash dividends or meet redemptions. Zero coupon securities issued by non-government issuers are similar to U.S. Government zero coupon securities. They have an additional risk that the issuing company may fail to pay interest or repay the principal on the obligation.


      o Preferred Stock. The Fund may invest in preferred stock. Generally, preferred stock is an equity security that has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the issuing company be liquidated or enter bankruptcy proceedings. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain preferred stock may be convertible into or exchangeable for a given number of common shares. Such preferred stock tends to be more volatile than nonconvertible preferred stock, which behaves more like a fixed-income security.

      o Derivative Investments. Derivative investments may be used by the Fund for hedging purposes or in other cases to attempt to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," below) may be considered "derivative investments." The Fund may not purchase or sell commodities (other than hedging instruments deemed to be commodities); however, the Fund may purchase and sell foreign currency in hedging transactions. This shall not prevent the Fund from buying or selling options and futures contracts.

      The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to make fixed interest payments and/or to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

      The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

      o Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. The Fund may not invest more than 5% of its net assets in securities of small, unseasoned issuers. That limit is a fundamental policy. See "Investing in Small, Unseasoned Companies" in the Statement of Additional Information for a further discussion of the risks involved in such investments.

      o Foreign Securities. To broaden its opportunities to seek income or capital growth, the Fund may purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments, including foreign government agencies. Foreign securities also include securities that are traded primarily on a foreign securities exchange or over-the-counter market, as well as securities of companies that derive a significant portion of their revenue or profits from foreign business, investments or sales or have a significant portion of their assets abroad. Foreign securities may include securities of foreign issuers represented in the U.S. markets by American Depository Receipts
(ADRs) or other similar arrangements. The Fund may buy securities of companies or governments in any country, developed or underdeveloped. The Fund may invest up to 100% of its assets in foreign securities. However, the Fund normally does not expect to have more than 35% of its assets invested in foreign securities. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

      o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based stock indices and foreign currencies, and engage in interest rate swap transactions. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

      The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices on its portfolio securities may decline, or to establish a position in the equity securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund to distribute to shareholders, for liquidity purposes or for defensive reasons.

      oFutures. The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as Stock Index Futures), (2) interest rates (Interest Rate Futures), and (3) other securities indexes (Financial Futures). All of these Futures are described in the Statement of Additional Information.

      oPut and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

      The Fund can buy only those puts that relate to (1) securities the Fund owns, (2) Stock Index Futures (whether or not the Fund owns that particular security in its portfolio), (3) broadly-based stock indices or (4) foreign currencies. The Fund may not sell a put other than a put that it previously purchased.

      The Fund may purchase calls only on securities, broadly-based stock indices, Stock Index Futures and foreign currencies, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) call options. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund owns the investment on which the call was written or the Fund owns and segregates liquid assets to satisfy its obligation if the call is exercised. After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls. Covered call options sold by the Fund must be listed on a domestic securities exchange or quoted on the National Association of Securities Dealers' Automated Quotation System (NASDAQ) of the Nasdaq Stock Market, Inc.

      The Fund may buy or sell foreign currency puts and calls only if they are traded on a securities or commodities exchange or over-the-counter market, or are quoted by recognized dealers in those options. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against increases in the dollar cost of buying foreign securities.

      oForward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. The Fund limits its net exposure under forward contracts in a particular foreign currency to the amount of its assets denominated in that currency or denominated in a closely-correlated currency. The Fund may also use cross-hedging where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      oInterest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets of any type, including equity and debt securities of any grade, to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.


      o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

      o Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 10% of the Fund's net assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of its total assets in the coming year.

      o Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. They are used primarily for cash liquidity purposes.

Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

      o "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

      o Temporary Defensive Investments. When stock market conditions are unfavorable or in unusual economic or business circumstances, the Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes usually will include debt securities, such as
(1) U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (2) commercial paper rated "A-3" or better by Standard & Poor's Corporation or "P-3" or better by Moody's Investors Service, Inc., or (3) certificates of deposit, bankers' acceptances or other bank obligations.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

o The Fund cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if (with respect to 75% of its total assets) more than 5% of the Fund's total assets would be invested in securities of that issuer, or if the Fund would then own more than 10% of that issuer's voting securities;

o The Fund cannot engage in short sales or purchase securities on margin; however, the Fund may make margin deposits in connection with any of the hedging instruments it may use;

o The Fund cannot borrow money or mortgage, pledge or hypothecate the Fund's assets; the escrow, collateral and margin arrangements involved with hedging instruments are not considered to involve a mortgage, hypothecation or pledge;

o The Fund cannot concentrate more than 25% of the Fund's assets in any one industry; or

o The Fund cannot buy or sell commodities or commodity contracts other than those hedging instruments which are considered commodities.

      All of the percentage restrictions described above and elsewhere in this Prospectus apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was originally incorporated in 1967 but was reorganized in 1986 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc. which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion as of September 30, 1996 and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      o  Portfolio Manager.  The Portfolio Manager of the Fund is John
P. Doney. He is a Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since June 22, 1992. During the past five years, and prior to joining the Manager, Mr. Doney served as Senior Vice President and Chief Investment Officer of Equities of National Securities & Research Corporation (a mutual fund investment adviser) and was a Vice President of the National Affiliated Investment Companies.


      o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $100 million of average annual net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for its fiscal years ended June 30, 1996 and August 31, 1996 was 0.53% of average annual net assets.

      The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

      o The Distributor. The Fund's shares are sold through brokers, dealers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

      o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends and distributions are received in cash, or shares are sold or purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices.

      It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

      When total returns are quoted for Class A shares, they normally include the payment of the current maximum initial sales charge. When total returns are shown for Class B and Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However total returns may also be quoted at "net asset value," without including the effect of either a front-end or the appropriate contingent deferred sales charge, as applicable, and those returns would be reduced if sales charges were deducted. How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal years ended June 30, 1996 and August 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the fiscal year ended June 30, 1996 and the fiscal period ended August 31, 1996, the Fund's performance was positively affected by the strong performance of the U.S. stock market. The Fund's investments in bank, airline, machinery and auto stocks helped the Fund's performance.

      The bond market was more volatile than the stock market during the Fund's last fiscal year because, in the view of the Manager, of investor fears that renewed U.S. economic growth would spur inflation. The Fund's policy of attempting to maintain a constant dividend for its Class A shares was aided by the Fund's investments in convertible stocks and bonds. Additionally, the Fund increased its holdings in longer term Treasury bonds to seek higher yields and possible price appreciation if general interest rates decline.

      o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A , Class B and Class C shares of the Fund held until June 30, 1996 and August 31, 1996. In the case of Class A shares, performance is measured over a ten-year period, and in the case of Class B shares, performance is measured from the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured from the inception of the class on November 1, 1995.

      The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 index, which does not include debt securities. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

                         Oppenheimer Equity Income Fund
                          Comparison of Change in Value
                       of $10,000 Hypothetical Investments
                      in Oppenheimer Equity Income Fund and
                                the S&P 500 Index

                                     [Graph]

            Past performance is not predictive of future performance.

                         Oppenheimer Equity Income Fund

Average Annual Total Returns of the Fund at 6/30/96

Class A Shares(1)

      1-Year         5-Year         10-Year
      11.79%         10.87%         10.19%

Class B Shares(2)

      1-Year         Life
      12.58%         9.24%

Cumulative Total Return of Class C Shares (3)

      Life
      9.50%

Average Annual Total Returns of the Fund at 8/31/96


Class A Shares(1)

      1-Year         5-Year         10-Year
      6.51%          9.70%          10.15%

Class B Shares(2)

      1-Year         Life
      7.11%          8.86%

Cumulative Total Return of Class C Shares (3)

      Life
      9.01%

-------------------
1. The inception date of the Fund (Class A shares) was 12/01/70. The average annual total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum sales charge. The Fund's fiscal year end has changed from 6/30 to 8/31.
2. Class B shares of the Fund first publicly offered on 8/17/93. The average annual total return reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 3% contingent deferred sales charge the one year period and the life of the class, respectively. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge. 3. Class C shares of the Fund were first publicly offered on November 1, 1995. The one year return is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance. Graphs are not drawn to same scale.



ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      o Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 32). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

      o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "Buying Class B Shares" below.

      o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, considering the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

      o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares, for which no initial sales charge is paid.

      o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares (as well as Class B shares) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C shares (and Class B shares). If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

      And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares, from a single investor.

      o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore, you should analyze your options carefully.

      o Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge, as described below and in the Statement of Additional Information.

      o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

           With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

           Under pension and profit-sharing plans, 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

           There is no minimum investment requirement if you are buying shares by reinvesting dividends and distributions from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

      o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

      o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing

House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

      Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

      o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

      If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

------------------------------------------------------------------------------------------------
                                   Front-End Sales Charge   Commission as
                                   As a Percentage of:      Percentage of
Amount of
Purchase                           Offering Price           Amount Invested         Offering
Price
------------------------------------------------------------------------------------------------
Less than $25,000                        5.75%                6.10%                     4.75%

$25,000 or more but
less than $50,000                        5.50%                5.82%                     4.75%

$50,000 or more but
less than $100,000                       4.75%                4.99%                     4.00%

$100,000 or more but
less than $250,000                       3.75%                3.90%                     3.00%

$250,000 or more but
less than $500,000                       2.50%                2.56%                     2.00%

$500,000 or more but
less than $1 million                     2.00%               2.04%                     1.60%
-----------------------------------------------------------------------
The Distributor  reserves the right to reallow the entire commission to dealers.
If that occurs,  the dealer may be  considered  an  "underwriter"  under Federal securities laws.

      o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      o  Purchases aggregating $1 million or more;

      o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more; or

      o Purchases by an OppenheimerFunds  Rollover IRA if the purchases are made
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

      The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

      If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply. Shareholders of the Fund who acquired (and still hold) Fund shares as a result of a reorganization of Advance America Funds, Inc. into the Fund on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase shares of the Fund at a maximum sales charge of 4.50%

      o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Until January 1, 1997, dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine your reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

      Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o  the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker, bank or adviser for the purchase or sale of Fund shares);

      |_| (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

      o any unit investment trust that has entered into an appropriate agreement with the Distributor;

      o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or

      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by December 31, 1996.

      Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds

(other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

      o if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month ( and no further commission will be payable if the shares are redeemed within 18 months of purchase);

      o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program; or

      o  for distributions from Retirement Plans, deferred
compensation plans or other employee benefit plans for any of the following purposes:  (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established);
(2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

      o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. As discussed in "Expenses," above, the Board of Trustees has set a rate of 0.15% for net assets representing shares of the Fund sold before April 1, 1991. That rate can change. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional

Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales change is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                                              Contingent Deferred Sales Charge
Years Since Beginning of Month In                             on Redemptions in that Year
Which Purchase Order Was Accepted                            (As % of Amount Subject to Charge)
0 - 1                                                              5.0%
1 - 2                                                              4.0%
2 - 3                                                              3.0%
3 - 4                                                              3.0%
4 - 5                                                              2.0%
5 - 6                                                              1.0%
6 and following                                                    None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B shares. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs of distributing and selling Class B shares.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. Those payments, retained by the Distributor during the first year Class C shares are outstanding, are at a fixed rate that is not related to the Distributor's expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

      The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares. Therefore, those expenses may be carried over and paid in future years. At June 30, 1996 and August 31, 1996, the end of the Class B Plan years, the Distributor had incurred unreimbursed expenses under the Plan of $7,770,045 and $8,245,976, respectively (equal to 3.08% of the Fund's net assets represented by Class B shares on June 30, 1996 and 3.18% of the Fund's net assets represented by Class B shares on August 31, 1996 ), which have been carried over into the present Plan year. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for expenses it incurred before the Plan was terminated.

Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are discussed in "Reduced Sales Charges" in the Statement of Additional Information.


      Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:

      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o  returns of excess contributions to Retirement Plans;

      o distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually measured from the date the Transfer Agent receives the request;

      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

      o distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

      Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o  shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

      o shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

      AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

      o Purchasing  Shares. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

      o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

      o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

      o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

      o 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

      o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR SEP-IRAs

      o Pension and Profit-Sharing Plans for self-employed persons and other employers

      o 401(k) prototype retirement plans for businesses

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

      You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      o Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      o You wish to redeem more than $50,000 worth of shares and receive a check
      o A redemption check is not payable to all shareholders listed on the account statement
      o A redemption check is not sent to the address of record on your statement
      o Shares are being transferred to a Fund account with a different owner or name
      o Shares are redeemed by someone other than the owners (such as an Executor)

      o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

      o    Your name
      o    The Fund's name
      o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling, o The signatures of all registered owners exactly as the account is registered, and
      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address                      Send courier or Express
for requests by mail:                          Mail requests to:
OppenheimerFunds Services                      OppenheimerFunds Services
P.O. Box 5270                                  10200 E. Girard Avenue,

Denver, Colorado 80217                          Building D,
                                                Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

      o    To redeem shares through a service representative, call 1-
800-852-8457
      o    To redeem shares automatically on PhoneLink, call 1-800-533-
3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent via ACH transfer to that bank account.

      o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      o Telephone Redemptions Through AccountLink or By Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence
      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
      o You must meet the minimum purchase requirements for the fund you purchase by exchange
      o Before exchanging into a fund, you should obtain and read its prospectus

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      o  Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

      o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852- 8457 or by using
PhoneLink for automated exchanges, by calling 1- 800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

      o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

      o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o The  Transfer  Agent will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      o The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the

Distributor for losses from the cancellation of share purchase orders.

      o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

      o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income and pays such dividends to shareholders quarterly on or about the 29th of March, June, September and December, but the Board of Trustees can change that date. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

      During the Fund's fiscal years ended June 30, 1996 and August 31, 1996, the Fund attempted to pay dividends on its Class A shares at a constant level. That was done keeping in mind the amount of net investment income and other distributable income available from the Fund's portfolio investments. However, the amount of each dividend can change from time to time (or there might not be a dividend at all on any class) depending on market conditions, the Fund's expenses, and the composition of the Fund's portfolio. Attempting to pay dividends at a constant level required the Manager to monitor the Fund's income stream from its investments and at times to select higher yielding securities (appropriate to the Fund's objectives and investment restrictions) to maintain income at the required level. This practice did not affect the net asset values of any class of shares. The Board of Trustees may change or end the Fund's targeted dividend level for Class A shares at any time. There is no targeted dividend level for Class B or Class C shares.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions and distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

      o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
      o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
      o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
      o Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of all taxable distributions you received in the previous year.

      o "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      o Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

      o Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                   APPENDIX A

         Special Sales Charge Arrangements for Shareholders of the Fund
            Who Were Shareholders of the Former Quest for Value Funds


      The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

o Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders

o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.
                          Front-End            Front-End
                          Sales                Sales               Commission

                          Charge              Charge               as
                          as a                 as a                Percentage
Number of                 Percentage          Percentage           of
Eligible Employees        of Offering         of Amount           Offering
or Members                Price               Invested            Price

9 or fewer               2.50%               2.56%                2.00%

At least 10 but not
  more than 49           2.00%               2.04%                1.60%

      For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 31 to 33 of this Prospectus.

      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

o Special Class A Contingent Deferred Sales Charge Rates. Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest Fund for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

o Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

o Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

      o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."


Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with

(i)  distributions  to  participants or  beneficiaries  of plans qualified under
Section  401(a) of the Internal  Revenue Code or from  custodial  accounts under
Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following case, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b), and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plan that were maintained on the

TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

                            APPENDIX TO PROSPECTUS OF
                         OPPENHEIMER EQUITY INCOME FUND

      Graphic material included in Prospectus of Oppenheimer Equity Income Fund: "Comparison of Total Return of Oppenheimer Equity
Income Fund with the S&P 500 Index - Change in Value of a $10,000
Hypothetical Investments.

      Linear graphs will be included in the Prospectus of Oppenheimer Equity Income Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover each of the Fund's last ten fiscal years from 6/30/86 through 6/30/96 and 8/31/96 in the case of the Fund's Class B shares the graph will cover the period from the inception of the class (August 17, 1993) through 6/30/96 and 8/31/96 and in the case of the Fund's Class C share the graph will cover the period from the inception of the class through 6/30/96 and 8/31/96. The graphs will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

Fiscal Year                Oppenheimer                                 S&P 500
(Period) Ended             Equity Income A                             Index



6/30/86                    $9,425                                      $10,000
6/30/87                    $11,353                                     $13,150
6/30/88                    $11,584                                     $11,649
6/30/89                    $13,125                                     $14,039
6/30/90                    $14,315                                     $16,348
6/30/91                    $14,841                                     $17,553
6/30/92                    $16,365                                     $19,903
6/30/93                    $19,108                                     $22,611
6/30/94                    $19,233                                     $22,928
6/30/95                    $22,246                                     $28,897
6/30/96                    $26,386                                     $36,404
8/31/96                    $26,316                                     $35,531

Fiscal                     Oppenheimer                                 S&P

Period Ended               Equity Income Fund B                        500 Index
------------               --------------------                        ---------

8/17/93(1)$10,000                                                      $10,000
6/30/94                    $ 9,765                                     $ 9,810
6/30/95                    $11,216                                     $12,363
6/30/96                    $13,188                                     $15,575
8/31/96                    $12,941                                     $15,202


Fiscal                     Oppenheimer                                 S & P
Period Ended               Equity Income Fund C                        500 Index
------------               --------------------                        ---------

11/1/95(2)$10,000                                                      $10,000
6/30/96                    $11,050                                     $11,713
8/31/96                    $10,901                                     $11,432
----------------------
(1) Class B shares of the Fund were first publicly offered on August 17, 1993. Class C shares of the Fund were first publicly offered on November 1, 1995.

Oppenheimer Equity Income Fund
3410 South Galena Street
Denver, Colorado  80231
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche, LLP
555 Seventeenth Street
Denver, Colorado 80202-3942

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado  80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc. OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Oppenheimer Equity Income Fund

3410 South Galena Street, Denver, Colorado  80231
1-800-525-7048

Statement of Additional Information dated November 1, 1996

         This Statement of Additional Information of Oppenheimer Equity Income Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


TABLE OF CONTENTS
                                                                          Page
About the Fund
Investment Objectives and Policies...........................................2
     Investment Policies and Strategies..................................... 2
     Other Investment Techniques and Strategies..............................4
     Other Investment Restrictions..........................................17
How the Fund is Managed ....................................................18
     Organization and History...............................................18
     Trustees and Officers of the Fund......................................19
     The Manager and Its Affiliates.........................................23
Brokerage Policies of the Fund..............................................25
Performance of the Fund.....................................................26
Distribution and Service Plans..............................................30
About Your Account
How To Buy Shares...........................................................32
How To Sell Shares..........................................................39
How To Exchange Shares......................................................43
Dividends, Capital Gains and Taxes..........................................45
Additional Information About the Fund.......................................46
Financial Information About the Fund
Independent Auditors' Report................................................48
Financial Statements........................................................49
Appendix A:  Ratings of Investments.........................................A-1
Appendix B:  Corporate Industry Classifications.............................B-1

ABOUT THE FUND

Investment Objectives and Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objectives. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

      In selecting securities for the Fund's portfolio, the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), evaluates the merits of particular equity and fixed-income securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer.

      The portion of the Fund's assets allocated to particular securities and types of special investment methods selected will depend upon the judgment of the Fund's Manager as to the future movement of the equity and fixed-income securities markets. If the Manager believes that economic conditions favor dividend-paying equity and convertible securities and fixed-income investments having higher yields, the Fund will emphasize securities and investment methods selected to achieve its investment objectives. If the Manager believes that a market decline is likely, defensive shorter-term securities and investment methods may be emphasized (See "Temporary Defensive Investments," below).

      o Investment Risks of Fixed-Income Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, and thus the cash income from such securities is not affected by interest rate changes. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.

      As stated in the Prospectus, the Fund may not invest more than 10% of its assets in non-convertible bonds and debentures in the lower rating categories of Moody's and Standard & Poor's, the principal rating services. High yield securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher- rated, fixed-income securities. Risks of high yield securities may include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates,
(iii) subordination of the obligations to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower-yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, at times their prices have experienced significant and rapid declines when a substantial number of holders decided to sell simultaneously. A decline is also likely in the high yield bond market during a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the Fund's net asset value. For example, federally-insured savings and loan associations have been required to divest their investments in high yield bonds.

      o Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed-income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      o Warrants and Rights. Warrants basically are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      o Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury or by private issuers, such as corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the lack of periodic interest payments means that the interest rate is "locked in" and there is no risk of having to reinvest periodic interest payments in securities having lower rates.

      Because the Fund accrues taxable income from zero coupon securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In either case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.


Other Investment Techniques and Strategies

      o Hedging. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Futures, (ii) buy puts on such Futures or on securities, or (iii) write covered calls on securities or on Futures. When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities the Fund may: (i) buy Futures, or (ii) buy calls on such Futures or securities held by it. Normally, the Fund would then purchase the equity securities and terminate the hedging position.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

      o Stock Index Futures, Financial Futures and Interest Rate Futures. The Fund may buy and sell futures contracts relating to a securities index ("Financial Futures"), including "Stock Index Futures," a type of Financial Future for which the index used as the basis for trading is a broadly- based stock index (including stocks that are not limited to issuers in a particular industry or group of industries). A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock indices cannot be purchased or sold directly. Financial futures are contracts based on the future value of the basket of securities that comprise the underlying index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Financial Future or Stock Index Future.

      The Fund may also buy Futures relating to debt securities ("Interest Rate Futures"). An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price to settle the futures transaction, or to enter into an offsetting contract. As with Financial Futures, no monetary amount is paid or received by the Fund on the purchase of an Interest Rate Future.

      Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

      At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Financial Futures and Stock Index Futures by their terms call for settlement by the delivery of cash, and Interest Rate Futures call for the delivery of a specific debt security, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All Futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      o Purchasing Puts and Calls. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

      The Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

      The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options that are traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required from the Fund for such option transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions, normally higher than on general securities transactions, are payable on writing or purchasing a call.

      When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

      Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      When the Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

      Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      o Options on Foreign Currency. The Fund intends to write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. It does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs.

      A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, liquid securities of any type, including equity and debt securities of any grade, in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      o Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

      There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

      The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      The Fund will not  speculate  with foreign  currency  exchange  contracts.
There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency (or another currency that is subject to the hedge), or enter into a "cross hedge," unless it is denominated in these currencies provided the excess amount is "covered" by liquid assets of any type including equity and debt securities of any grade, dominated in any currency, at least equal at all time to the amount of such excess. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

      The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").


      The Fund's Custodian will identify liquid assets for a separate account having a value equal to the aggregate amount of the Fund's commitment under Forward Contracts to cover its short positions. The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in these currencies provided the excess amount is "covered" by liquid securities denominated in any currency, at lest equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

      At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved differed from the execution dates of the first contract and offsetting contract.

      The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      o Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

      A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its assets in interest rate swap transactions.

      o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related option premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act.

      Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      o Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

      Certain foreign currency exchange contracts (Forward Contracts) in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to- market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

      Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position(s) making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      o Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

      o Investing in Small, Unseasoned Companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. If other investors trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner, less liquid market for such securities. The limitation against investing more than 5% of the Fund's net assets in securities of companies (including predecessors) with a record of less than three years' continuous operation does not apply to public utilities or pipeline companies.

      o Foreign Securities. As noted in the Prospectus, the Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debts and equity securities identified above. Foreign securities are subject however, to additional risks not associated with domestic securities, as discussed below. These additional risks may be more pronounced as to investments in securities issued by emerging market countries or by companies located in emerging market countries.

       "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or other similar arrangements or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      The Fund may invest in U.S. dollar-denominated foreign debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon U.S. Treasury securities having the same maturity. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the sub-custodians or depositories holding them must be approved by the Fund's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission.

      o Risks of Foreign Investing. Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      o Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the

Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

      The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      o Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities (by "marking to market" daily) and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Any of these payments may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      o "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market
exists,  but  which  are  not  available  for  immediate  delivery.   When  such
transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of liquid assets of any type, including equity and debt securities of any grade, at least equal to the value of purchase commitments until payment is made.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when- issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

      When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

      o Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet credit requirements set by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      o Temporary Defensive Investments. When the equity markets in general are declining, the Fund may commit an increasing portion of its assets to defensive securities. These may include the types of securities described in the Prospectus. When investing for defensive purposes, the Fund will normally emphasize investment in short-term debt securities (that is, securities maturing in one year or less from the date of purchase), since those types of securities are generally more liquid and usually may be disposed of quickly without significant gains or losses so that the Manager may have liquid assets when it wishes to make investments in securities consistent with its investment objectives.


Other Investment Restrictions

      The Fund's most significant investment restrictions are described in the Prospectus. The following are also fundamental policies, and together with the Fund's fundamental investment policies described in the Prospectus, cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or represented by proxy; or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions:


      o   The Fund cannot act as an underwriter of securities of other issuers;

      o The Fund cannot buy or sell real estate or interests in real estate investment trusts;

      o The Fund cannot buy or sell any securities, other than shares of the Fund, from or to any officer or Trustee of the Fund or officer or director of the Manager or firms of which any of them are members (however, such persons may act as brokers for the Fund);

      o The Fund cannot buy or retain securities of any issuer if those officers and Trustees of the Fund or officers and directors of the Manager who beneficially own more than .5% of the securities of the issuer together own more than 5% of the securities of such issuer;

      o The Fund cannot invest in securities of any company for the purpose of management or the exercise of control;

      o The Fund cannot buy securities of other investment companies, except in connection with a merger or consolidation;

      o The Fund cannot cease to maintain its business as an investment company as defined in the Investment Company Act; or

      o The Fund cannot accept the purchase price for any of its shares without immediately thereafter issuing an appropriate number of shares.


      For purposes of the Fund's policy not to concentrate its assets described in "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

      In connection with the registration of its shares in certain states, the Fund has made the following undertakings. These undertakings, which are non-fundamental policies of the Fund, shall terminate if the Fund ceases to qualify its shares for sale in that state or if the state's applicable rules or regulations are amended. The Fund has undertaken that: (i) it will not invest in oil, gas or other mineral leases; and (ii) it will not invest in real estate limited partnerships.


How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. All of the Trustees are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Oppenheimer Strategic Income Fund, Centennial America Fund, L.P., The New York Tax-Exempt Income Fund, Inc., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund,
Oppenheimer International Bond Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income & Growth Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Municipal Fund, Panorama Series Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Centennial Tax Exempt Trust (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Mr. Fossel and Ms. Macaskill, who are Trustees, Directors or Managing General Partners of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Panorama Series Fund, Inc., Oppenheimer Strategic Income Fund and Oppenheimer Variable Account Funds. In addition, Mr. Fossel is not a Trustee of Centennial New York Tax-Exempt Trust or a Managing General Partner of Centennial America Fund, L.P. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds. As of September 26, 1996, the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares, not including shares held of record by an employee benefit plan of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees) other than shares beneficially owned under that plan by the officers of the Fund listed above.

      Robert G. Avis, Trustee*; Age 65
      One North Jefferson Ave., St. Louis, Missouri 63103
      Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

      William A. Baker, Trustee; Age 81
      197 Desert Lakes Drive, Palm Springs, California 92264
      Management Consultant.

      Charles Conrad, Jr., Trustee; Age 66
      19411 Merion Circle, Huntington Beach, California 92648
      Chairman and Chief Executive Officer of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

      Jon S. Fossel, Trustee*; Age 54
      Box 44 Mead Street, Waccabuc, New York 10597
      Member of the Board of Governors for the Investment Company Institute (a national association of Investment Companies), Chairman of the Investment Company Education Foundation, formerly Chairman and President of the Manager of OppenheimerFunds, Inc. (the "Manager"), President and a Director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company and Shareholder Services, Inc. ("SSI"), transfer agent subsidiary of the Manager.

      Sam Freedman, Trustee; Age: 56
      4975 Lakeshore Drive, Littleton, Colorado  80123
      Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive and Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corporation and a director of OppenheimerFunds, Inc.

      Raymond J. Kalinowski, Trustee; Age 67
      44 Portland Drive, St. Louis, Missouri 63131
      Director of Wave Technologies International Inc. (a computer products training company); formerly Vice Chairman and a Director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

      C. Howard Kast, Trustee; Age 74
      2552 East Alameda, Denver, Colorado 80209
      Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

      Robert M. Kirchner, Trustee; Age 75
      7500 E. Arapahoe Road, Englewood, Colorado 80112
      President of The Kirchner Company (management consultants).

      Bridget A. Macaskill, President and Trustee*; Age: 48
      President, Chief Executive Officer and a Director of the Manager and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; Chairman and a director of SSI and Shareholder Financial Services, Inc.; President and a director of OAC and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

         Ned M. Steel, Trustee; Age 81
         3416 South Race Street, Englewood, Colorado 80110
         Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp.
         (insurance brokers).

         James C. Swain, Chairman, Chief Executive Officer and Trustee*; Age 62 3410 South Galena Street, Denver, Colorado 80231 Vice Chairman and a Director of the Manager; President and Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

         John P. Doney, Vice President and Portfolio Manager; Age: 66
         Two World Trade Center, New York, New York 10048-0203
         Vice President of the Manager; formerly Senior Vice President and Chief Investment Officer-Equities of National Securities & Research Corporation (mutual fund investment adviser) and Vice President of the National affiliated investment companies.

         Andrew J. Donohue, Vice President and Secretary; Age 46
         Two World Trade Center, New York, New York 10048
         Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holdings Inc.; President and a director of Oppenheimer Real Asset Management,
         Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

         George C. Bowen, Vice President, Assistant Secretary and Treasurer; Age 60 3410 South Galena Street, Denver, Colorado 80231 Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer,
         Assistant  Secretary  and a director  of  Centennial;  Vice  President,
         Treasurer and Secretary of SSI and SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc., Chief

         Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

         Robert J. Bishop, Assistant Treasurer; Age 37
         3410 South Galena Street, Denver, Colorado 80231
         Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

         Scott Farrar, Assistant Treasurer; Age 31
         3410 South Galena Street, Denver, Colorado 80231
         Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

         Robert G. Zack, Assistant Secretary; Age 47
         Two World Trade Center, New York, New York 10048-0203
         Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other Oppenheimer funds.

------------------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.



         o Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Mr. Swain, who are both officers and Trustees and Mr. Fossel) receive no salary or fee from the Fund. The remaining Trustees of the Fund (excluding Mr. Freedman, who did not become a Trustee until June 27, 1996) received the compensation shown below from the Fund, during its fiscal year ended June 30, 1996 and the period from July 1, 1996 to August 31, 1996 and from all of the Denver-based Oppenheimer funds (including the Fund) for which the served as Trustee, Director or Managing General Partner. Compensation is paid for services in the positions listed beneath their names:




                              Aggregate           Aggregate             Total Compensation
                              Compensation     Compensation             from all
                              from the Fund     from the Fund           Denver-based
Name and Position             as of 6-30-96       as of 8-31-96         Oppenheimer Funds1


                                                        22





Robert G. Avis                $7,926              $1,348                $53,000
  Trustee

William A. Baker              $10,955             $1,862                $73,255
  Audit and Review
  Committee Chairman
  and Trustee

Charles Conrad, Jr.           $9,618               $1,635               $64,309
  Audit and Review
  Committee Member
  and Trustee

Raymond J. Kalinowski         $9,721                $1,653              $65,000
  Trustee

C. Howard Kast                $9,721               $1,653               $65,000
  Trustee

Robert M. Kirchner            $10,213               $1,736              $68,292
  Audit and Review
  Committee Member
  and Trustee

Ned M. Steel                  $7,927               $1,347               $53,000
  Trustee
----------------------

1 For the 1995 calendar year during which the Denver-based funds listed in the first paragraph of this section, included Oppenheimer Strategic Investment Grade Bond Fund and Oppenheimer Strategic Short-Term Income Fund (which ceased operations following the acquisition of their assets by the other Oppenheimer funds) and Panorama Series Fund, Inc. which became an Oppenheimer fund in June of 1996.


         o Major Shareholders. As of September 26, 1996, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares except: Ronald E. Elliott, 1528 Mosswood Drive, Napa, California 94558-1714, who held of record 45,824.484 Class C shares (6.06% of the Class C shares outstanding as of such date.)

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Ms. Macaskill, Mr. Fossel and Mr. Swain) serve as Trustees of the Fund.

         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

         o The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Fund and is computed on the aggregate net assets of the Fund as of the close of business each day. The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended June 30, 1994, 1995, and 1996 and August 31, 1996 the management fees paid by the Fund to the Manager were $10,114,770, $10,347,426, $12,078,956, and $2,134,834, respectively.

         The advisory agreement contains a provision limiting the Fund's expenses. That provision provides that the Manager will reimburse the Fund for its annual expenses, other than taxes, interest, brokerage commissions and extraordinary non-recurring expenses, that exceed in any fiscal year 1.5% of the first $30 million of the Fund's average annual net assets plus 1% of the Fund's average annual net assets in excess of $30 million. The payment of the management fee at the end of any month will be reduced as necessary so that there will not be any accrued but unpaid liability under this expense limitation.

         The advisory agreement provides that as long as it shall have acted with due care and in good faith, the Manager is not liable for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of any security. However, the Agreement does not exculpate the Manager from willful misfeasance, bad faith, or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

         o The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, (excluding payments under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor.
During the Fund's fiscal years ended June 30, 1994, 1995, 1996 and for the period from July 1, 1996 through August 31, 1996 the aggregate sales charges on sales of the Fund's Class A shares were $7,807,280 , $4,629,585, $4,966,513 and $632,850, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate, $2,506,452, $1,414,085, $1,546,454 and $218,008 in
those respective years. During the Fund's fiscal years ended June 30, 1996 and for the period from July 1, 1996 through August 31, 1996 the contingent deferred sales charges collected by the Distributor on the Fund's Class B shares totaled $2,939,846 and $489,862 of which $227,772 and $43,178 were paid by the
Distributor to an affiliate. During the Fund's fiscal year ended June 30, 1996 and for the period from July 1, 1996 through August 31, 1996, the contingent deferred sales charges collected by the Distributor on the Fund's Class C shares totaled $55,998 and $15,300 respectively of which the $1,807 and $713 were paid by the Distributor to an affiliate. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.

         o The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

         Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the investment advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In connection with transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and thereby forego the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

         Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings of fixed income securities to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.


         The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

         During the Fund's fiscal years ended June 30, 1994, 1995, 1996 and for the period from July 1, 1996 through August 31, 1996 total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $4,522,951, $2,355,811, $766,137 and $168,229, respectively. During the fiscal year ended June 30, 1996, and for the period from July 1, 1996 through August 31, 1996, $147,662 and $40,548 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $103,961,319 and $28,104,364, respectively. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.


Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period ar a prediction or representation by the Fund of future returns. The returns of Class A, Class b and Class C shares of the Fund are affected by portfolio quality, the type of investments the fund holds and its operating expenses allocated to the particular class.

         o Average Annual Total Returns. the "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of teturn based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemeable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )


         o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P


         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the payment of the 1% contingent deferred sales charge is applied to the investment result for the one year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended June 30, 1996 were 11.79%, 10.87% and 10.19%, respectively. The "average annual total returns" on an investment in Class A shares of the Fund (using the method described above) for the one, five and ten year periods ended August 31, 1996 were 6.51%, 9.70% and 10.15%, respectively. During a portion of the periods for which total returns are shown for Class A shares, the Fund's maximum initial sales charge rate was higher. As a result, performance of an actual investment during those periods would be less than the results shown. The cumulative "total return" on Class A shares for the ten year period ended June 30, 1996 and August 31, 1996 were 163.86% and 162.94%, respectively. The "average annual total returns" on an investment in Class B shares of the Fund for the one year period ended June 30, 1996 and for the period from August 17, 1993 (commencement of the offering of Class B shares) through June 30, 1996 was 12.58% and 9.24%, respectively. The "average annual total returns" on an investment in Class B shares of the Fund for the one year period ended August 31, 1996 and for the period from August 17, 1993 (commencement of the offering of Class B shares) through June 30, 1996 were 7.11% and 8.86%, respectively. The cumulative "total return" on Class B shares for the period from August 17, 1993 through June 30, 1996 and August 31, 1996 were 28.88% and 29.41%, respectively. The cumulative "total return" on Class C shares for the period from November 1, 1995 through June 30, 1996 and August 31, 1996 were 9.50% and 9.01%, respectively.

         o Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the ten-year period ended June 30, 1996 and August 31, 1996 were 179.96% and
178.99%, respectively. The average annual total returns at net asset value for the one, five and ten-year periods ended June 30, 1996, for Class A shares were 18.61%, 12.20% and 10.84%, respectively. The "average annual total return" at net asset value for the one, five and ten year periods ended August 31, 1996 for Class A shares were 13.01%, 11.01% and 10.80%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the period from August 17, 1993 through June 30, 1996 and August 31, 1996 were 31.88% and 31.41%, respectively. The average annual total returns at net asset value on the Fund's Class B shares for the one year period ended June 30, 1996 and for the period from August 17, 1993 through June 30, 1996 were 17.58% and 10.12%, respectively. The average annual total returns at net asset value on the Fund's Class B shares for the one year period ended August 31, 1996 and for the period from August 17, 1996 through August 31, 1996 were 12.11% and 9.41%, respectively. The "cumulative total return" on Class C shares from the period November 1, 1995 (commencement of the offering of the Class) through June 30, 1996 and August 31, 1996 were 10.50% and 10.01%, respectively.

         Total return information may be useful to investors in reviewing the performance of the Fund and Class A, Class B or Class C shares. However, when comparing total return of an investment in shares of the Fund with that of other alternatives, investors should understand that as the Fund is an equity fund seeking capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having more conservative investment objectives and policies and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against
(i) all other funds, (ii) all other "equity income" funds and (iii) all other "equity income" funds with assets of more than $1 billion. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other equity funds. Rankings are subject to change.

         The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of either the Dow-Jones Industrial Average ("Dow") or the Standard & Poor's 500 Index ("S&P 500"), both of which are widely recognized indices of stock market performance. Both indices consist of unmanaged groups of common stocks; the Dow consists of thirty such issues. The performance of both indices includes a factor for the reinvestment dividends but does not reflect expenses or taxes. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

         The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for Class B and Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

         In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

         Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. Neither Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase payments under the plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which payments were made and the services rendered in connection with the distribution of shares. The report for the Class B plan is to include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. The Class A and Class B reports must also identify each recipient that received payments. Those reports, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. The Board of Trustees has set the fees at the maximum rate (except for assets representing Class A shares acquired prior to April 1, 1991, for which the rate is 0.15% for the current fiscal year) and set no minimum amount.

         For the fiscal year ended June 30, 1996, and the period from July 1, 1996 through August 31, 1996 payments under the Plan for Class A shares totaled $3,872,138, and $693,619 , respectively, all of which was paid by the Distributor to Recipients including $248,431 and $44,931, respectively, that was paid to an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

         The Class B and Class C Plan allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor. Payments made under the Class B Plan during the fiscal year ended June 30, 1996 and the period from July 1, 1996 through August 31, 1996 totalled $2,077,724 and $432,504, of which $1,728,635 and
$355,295 were retained by the Distributor and $34,064 and $ 6,798 were paid to a dealer affiliated with the Distributor, respectively. Payments made under the Class C Plan during their fiscal years ended June 30, 1996 and for the period from July 1, 1996 through August 31, 1996 totaled $ 16,702 and $11,319 of which $15,925 and $9,940 were retained by the Distributor and $15 and $10 were paid to a dealer affiliated with the Distributor, respectively.

         Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and the Class C Plan by the Board. The Board has set no minimum holding period. All payments under the Class B and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

         The Distributor's actual distribution expenses for any given year may exceed the aggregate of payments received pursuant to the Class B Plan and from contingent deferred sales charges, and such expenses will be carried forward and paid in future years. The Fund will be charged only for interest expenses, carrying charges or other financial costs that are directly related to the carry- forward of actual distribution expenses. For example, if the Distributor incurred distribution expenses of $4 million in a given fiscal year, of which $2,000,000 was recovered in the form of contingent deferred sales charges paid by investors and $1,600,000 was reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $400,000 (plus interest) would be subject to recovery in future fiscal years from such sources.

         The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. The asset-based sales charge paid to the
Distributor by the Fund under the Class B Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay the Distributor for the following expenses in connection with the distribution of Class B shares: (i) financing the advance of the service fee payment to Recipients under the Class B Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

         The Class C Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such shares will be reduced by expenses borne solely by those classes, including the asset-based sales charge to which both classes of shares are subject.

         The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs,
(vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset value will not be calculated at those times, if securities held in the Fund's portfolio are traded at such time, the net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected at times when shareholders may not purchase or redeem shares.

         The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale price of the preceding trading day, or closing "bid" and "ask" prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "ask" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "ask" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market type debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be in "bid" price if no price is available).


         In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government Securities, mortgage-backed securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.


         Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.


         Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available).

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.


AccountLink.  When shares are purchased
through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for such purchase through the ACH system before the close of the Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews.

         o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer  Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California  Municipal Fund
Oppenheimer Intermediate  Municipal Fund
Oppenheimer Insured  Municipal  Fund
Oppenheimer Main  Street  California  Municipal  Fund
Oppenheimer Florida  Municipal  Fund
Oppenheimer Pennsylvania  Municipal Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth  Fund
Oppenheimer International Growth Fund
Oppenheimer Enterprise Fund
Oppenheimer Bond Fund for Growth
Oppenheimer Life Span Balanced Fund
Oppenheimer Life Span Growth Fund
Oppenheimer Life Span Income Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging  Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Growth & Income Value   Fund
Rochester Fund Municipals*
Rochester Portfolio Series-Limited Term New York Municipal Fund*
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund


and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

         *Shares of the Fund are not presently exchangeable for shares of these funds

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

         o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) applicable to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchases amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o     Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the intended purchase amount specified under the Letter is completed within the thirteen- month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.


      o Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

      o Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under the "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares purchased subject to an initial sales charge, or (ii) Class A or Class B shares on which the shareholder paid a contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan in their own name) in OppenheimerFunds-sponsored pension, profit-sharing plans or 401(k) plans may not directly redeem or exchange shares held for their accounts under those plans. The employer or plan administrator must sign the request.
Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closed (normally that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.


      o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.


      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not issued for Class B or Class C shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048. Prior to May 1, 1996, Oppenheimer Disciplined Value Fund, Oppenheimer Disciplined Allocation Fund, Oppenheimer LifeSpan Balanced Fund, Oppenheimer LifeSpan Income Fund and Oppenheimer LifeSpan Growth Fund offered only Class A and Class B shares and are not eligible for exchange to or from other Oppenheimer funds.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Fund Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of the Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc., purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc., are purchased, and, if requested, must supply proof of entitlement to this privilege.

      Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class A, Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class A, Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Funds cash balances in excess of $100,000 is not protected by Federal deposit insurance. Such uninsured balances may at times be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report

================================================================================
The Board of Trustees and Shareholders of Oppenheimer Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Equity Income Fund as of June 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1996 and 1995, and the financial highlights for the period July 1, 1991 to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund at June 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
----------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
July 22, 1996

                    Statement of Investments   June 30, 1996
                                                                                                   Face              Market Value
                                                                                                   Amount(1)         See Note 1
===================================================================================================================================
U.S. Government Obligations--14.2%
-----------------------------------------------------------------------------------------------------------------------------------
Treasury--14.2%
-----------------------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds, STRIPS, Zero Coupon, 7.26%, 8/15/08(2)                      $150,000,000      $ 65,520,286
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds, STRIPS, Zero Coupon, 7.20%, 8/15/20(2)                       687,800,000       125,729,097
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts., 7.50%, 12/31/96                                               146,500,000       148,010,692
                                                                                                                     --------------
                    Total U.S. Government Obligations (Cost $330,022,764)                                               339,260,075

===================================================================================================================================
Foreign Government Obligations--4.8%
-----------------------------------------------------------------------------------------------------------------------------------
                    Argentina (Republic of) Par Bonds, 5.25%, 3/31/23(3)                                5,750,000         3,158,877
                    ---------------------------------------------------------------------------------------------------------------
                    Argentina (Republic of) Past Due Interest Bonds, Series L, 6.312%, 3/31/05(4)       2,475,000         1,938,222
                    ---------------------------------------------------------------------------------------------------------------
                    Banco Nacional de Comercio Exterior SNC International Finance BV
                    Gtd. Nts., 8%, 8/5/03                                                               2,000,000         1,708,750
                    ---------------------------------------------------------------------------------------------------------------
                    Banco Nacional de Obras y Servicios Publicos SA Nts., 10.75%, 8/16/96               6,000,000         6,007,500
                    ---------------------------------------------------------------------------------------------------------------
                    Brazil (Federal Republic of) Interest Due and Unpaid Bonds, 6.375%, 1/1/01(4)       9,300,000         8,730,375
                    ---------------------------------------------------------------------------------------------------------------
                    Canada (Government of) Bonds, Series H62, 9.25%, 10/1/96 CAD                       37,800,000        28,043,446
                    ---------------------------------------------------------------------------------------------------------------
                    Ecuador (Republic of) Disc. Bonds, 6.063%, 2/28/25(4)                               6,000,000         3,405,000
                    ---------------------------------------------------------------------------------------------------------------
                    Nafin Securities Ltd., 6% Gtd. Bonds, 12/19/96                                      2,000,000         1,995,000
                    ---------------------------------------------------------------------------------------------------------------
                    New South Wales State Bank Bonds, 9.25%, 2/18/03 AUD                                9,900,000         7,923,315
                    ---------------------------------------------------------------------------------------------------------------
                    Panama (Republic of) Debs., 6.629%, 5/10/02(4)                                      4,615,400         4,338,476
                    ---------------------------------------------------------------------------------------------------------------
                    Quebec, Canada (Province of) Debs., 10.25%, 4/7/98 CAD                             10,000,000         7,842,591
                    ---------------------------------------------------------------------------------------------------------------
                    Queensland Treasury Corp. Exchangeable Gtd. Nts., 8%, 8/14/01 AUD                  33,650,000        25,706,365
                    ---------------------------------------------------------------------------------------------------------------
                    South Australia (Government of) Bonds, 9%, 9/23/02 AUD                              3,000,000         2,372,966
                    ---------------------------------------------------------------------------------------------------------------
                    Venezuela (Republic of) Collateralized Par Bonds, Series W-A, 6.75%, 3/31/20       20,000,000        12,300,000
                                                                                                                     --------------
                    Total Foreign Government Obligations (Cost $116,269,984)                                            115,470,883

===================================================================================================================================
Non-Convertible Corporate Bonds and Notes--5.7%
-----------------------------------------------------------------------------------------------------------------------------------
                    Auburn Hills Trust, 12% Gtd. Exchangeable Certificates, 5/1/20(4)                   5,000,000         7,233,410
                    ---------------------------------------------------------------------------------------------------------------
                    Boyd Gaming Corp., 10.75% Sr. Sub. Nts., Series B, 9/1/03                           5,000,000         5,275,000
                    ---------------------------------------------------------------------------------------------------------------
                    California Energy Co., 0%/10.25% Sr. Disc. Nts., 1/15/04(6)                         4,350,000         4,263,000
                    ---------------------------------------------------------------------------------------------------------------
                    Chesapeake Energy Corp., 9.125% Sr. Nts., 4/15/06                                   4,000,000         3,960,000
                    ---------------------------------------------------------------------------------------------------------------
                    Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01                                      6,000,000         6,210,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cott Corp., 9.375% Sr. Nts., 7/1/05                                                 6,350,000         6,103,937
                    ---------------------------------------------------------------------------------------------------------------
                    El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                      6,000,000         5,985,000
                    ---------------------------------------------------------------------------------------------------------------
                    Falcon Drilling, Inc., 8.875% Sr. Nts., Series B, 3/15/03                           5,850,000         5,652,562
                    ---------------------------------------------------------------------------------------------------------------
                    Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., 6/15/06(7)                            5,000,000         4,850,000
                    ---------------------------------------------------------------------------------------------------------------
                    Granite Broadcasting Corp., 9.375% Sr. Sub. Nts., Series A, 12/1/05(7)              5,000,000         4,600,000
                    ---------------------------------------------------------------------------------------------------------------
                    Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                  4,500,000         4,207,500
                    ---------------------------------------------------------------------------------------------------------------
                    HMH Properties, Inc., 9.50% Sr. Sec. Nts., Series B, 5/15/05                        5,000,000         4,775,000
                    ---------------------------------------------------------------------------------------------------------------
                    Hollinger International Publishing, Inc., 9.25% Sr. Sub. Gtd. Nts., 2/1/06          5,000,000         4,612,500
                    ---------------------------------------------------------------------------------------------------------------
                    Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04             8,250,000         8,910,000
                    ---------------------------------------------------------------------------------------------------------------
                    MagneTek, Inc., 10.75% Sr. Sub. Debs., 11/15/98                                     3,000,000         2,958,750
                    ---------------------------------------------------------------------------------------------------------------
                    MFS Communications Co., Inc., 0%/9.375% Sr. Disc  Nts., 1/15/04(6)                  4,500,000         3,420,000
                    ---------------------------------------------------------------------------------------------------------------
                    Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(6)       3,750,000         3,281,250
                    ---------------------------------------------------------------------------------------------------------------
                    Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03                       9,000,000         8,977,500
                    ---------------------------------------------------------------------------------------------------------------
                    Rowan Cos., Inc., 11.875% Sr. Nts., 12/1/01                                         7,000,000         7,595,000


                    6 Oppenheimer Equity Income Fund

                                                                                                   Face              Market Value
                                                                                                   Amount(1)         See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate
Bonds and Notes
(continued)
                    Sociedad Comercial del Plata SA, 11.50% Medium-Term Nts., 5/9/00                 $  1,600,000      $  1,616,000
                    ---------------------------------------------------------------------------------------------------------------
                    Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                                 2,700,000         2,659,500
                    ---------------------------------------------------------------------------------------------------------------
                    Tenet Healthcare Corp., 10.125% Sr. Sub. Nts., 3/1/05                               5,000,000         5,300,000
                    ---------------------------------------------------------------------------------------------------------------
                    Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(7)                     2,500,000         1,900,000
                    ---------------------------------------------------------------------------------------------------------------
                    Triton Energy Corp., 0%/9.75% Sr. Sub. Disc. Nts., 12/15/00(6)                      3,500,000         3,412,500
                    ---------------------------------------------------------------------------------------------------------------
                    Viacom International, Inc., 10.25% Sr. Sub. Nts., 9/15/01                          12,000,000        13,040,400
                    ---------------------------------------------------------------------------------------------------------------
                    WestPoint Stevens, Inc., 8.75% Sr. Nts., 12/15/01                                   6,000,000         5,970,000
                                                                                                                     --------------
                    Total Non-Convertible Corporate Bonds and Notes (Cost $134,229,625)                                 136,768,809

===================================================================================================================================
Convertible Corporate Bonds and Notes--3.9%
-----------------------------------------------------------------------------------------------------------------------------------
                    ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                              10,000,000         9,725,000
                    ---------------------------------------------------------------------------------------------------------------
                    Banco de Galicia y Buenos Aires SA de CV,
                    7% Cv. Sub. Negotiable Obligation Bonds, 8/1/02                                     3,100,000         3,417,750
                    ---------------------------------------------------------------------------------------------------------------
                    Box Energy Corp., 8.25% Cv. Sub. Nts., 12/1/02                                      5,000,000         5,225,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cooper Industries, Inc., 7.05% Cv. Unsec. Sub. Bonds, 1/1/15                        6,741,000         7,196,017
                    ---------------------------------------------------------------------------------------------------------------
                    ICN Pharmaceuticals, Inc., 8.50% Cv. Sub. Debs., 11/15/99                           4,500,000         5,512,500
                    ---------------------------------------------------------------------------------------------------------------
                    Inco Ltd., 5.75% Cv. Debs., 7/1/04                                                  9,700,000        12,209,875
                    ---------------------------------------------------------------------------------------------------------------
                    Inco Ltd., 7.75% Cv. Debs., 3/15/16                                                 9,800,000        10,314,500
                    ---------------------------------------------------------------------------------------------------------------
                    Integrated Device Technology, Inc., 5.50% Cv. Sub. Nts., 6/1/02                     7,000,000         5,687,500
                    ---------------------------------------------------------------------------------------------------------------
                    IntelCom Group, Inc., 7% Redeemable Cv. Sub. Payable-in-Kind Nts., 10/30/98(8)      5,000,000         6,538,540
                    ---------------------------------------------------------------------------------------------------------------
                    IntelCom Group, Inc., 7% Simple Interest Redeemable Cv. Sub. Nts., 10/30/98           875,000         1,144,245
                    ---------------------------------------------------------------------------------------------------------------
                    Mutual Risk Management Ltd., Zero Coupon Cv.
                    Exchangeable Sub. Debs., 4.85%, 10/30/15(2)(7)                                     19,500,000         7,483,125
                    ---------------------------------------------------------------------------------------------------------------
                    Oryx Energy Co., 7.50% Cv. Sub. Debs., 5/15/14                                      7,000,000         6,177,500
                    ---------------------------------------------------------------------------------------------------------------
                    Stone Container Corp., 8.875% Cv. Sr. Sub. Nts., 7/15/00(7)                         3,000,000         3,911,250
                    ---------------------------------------------------------------------------------------------------------------
                    VLSI Technology, Inc., 8.25% Cv. Sub. Nts., 10/1/05                                11,800,000        10,428,250
                                                                                                                     --------------
                    Total Convertible Corporate Bonds and Notes (Cost $86,748,833)                                       94,971,052

                                                                                                   Shares
===================================================================================================================================
Common Stocks--51.7%
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--3.0%
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.5%
                    Dexter Corp.                                                                          400,000        11,900,000
                    ---------------------------------------------------------------------------------------------------------------
                    Dow Chemical Co. (The)                                                                100,000         7,600,000
                    ---------------------------------------------------------------------------------------------------------------
                    Du Pont (E.I.) De Nemours & Co.                                                       200,000        15,825,000
                                                                                                                     --------------
                                                                                                                         35,325,000

-----------------------------------------------------------------------------------------------------------------------------------
Metals--0.2%
                    Reynolds Metals Co.                                                                   100,000         5,212,500
-----------------------------------------------------------------------------------------------------------------------------------
Paper--1.3%
                    Union Camp Corp.                                                                      200,000         9,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    Westvaco Corp.                                                                        375,000        11,203,125
                    ---------------------------------------------------------------------------------------------------------------
                    Weyerhaeuser Co.                                                                      250,000        10,625,000
                                                                                                                     --------------
                                                                                                                         31,578,125


                    7  Oppenheimer Equity Income Fund

                    Statement of Investments   (Continued)
                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--5.0%
-----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--2.1%
                    Ford Motor Co.                                                                        500,000      $ 16,187,500
                    ---------------------------------------------------------------------------------------------------------------
                    General Motors Corp.                                                                  475,000        24,878,125
                    ---------------------------------------------------------------------------------------------------------------
                    Snap-On, Inc.                                                                         200,000         9,475,000
                                                                                                                     --------------
                                                                                                                         50,540,625

-----------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--1.9%
                    AMR Corp.(9)                                                                          189,900        17,280,900
                    ---------------------------------------------------------------------------------------------------------------
                    Delta Air Lines, Inc.                                                                 348,640        28,937,120
                                                                                                                     --------------
                                                                                                                         46,218,020

-----------------------------------------------------------------------------------------------------------------------------------





Retail: General--1.0%
                    Sears Roebuck & Co.                                                                   500,000        24,312,500
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--4.9%
-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--1.3%
                    American Home Products Corp.                                                          200,000        12,025,000
                    ---------------------------------------------------------------------------------------------------------------
                    Bristol-Myers Squibb Co.                                                              200,000        18,000,000
                                                                                                                     --------------
                                                                                                                         30,025,000

-----------------------------------------------------------------------------------------------------------------------------------
Tobacco--3.6%
                    Philip Morris Cos., Inc.                                                              600,000        62,400,000
                    ---------------------------------------------------------------------------------------------------------------
                    RJR Nabisco Holdings Corp.                                                            240,000         7,440,000
                    ---------------------------------------------------------------------------------------------------------------
                    UST, Inc.                                                                             500,000        17,125,000
                                                                                                                     --------------
                                                                                                                         86,965,000

-----------------------------------------------------------------------------------------------------------------------------------
Energy--2.6%
-----------------------------------------------------------------------------------------------------------------------------------
Energy Services &
Producers--0.2%
                    Pacific Enterprises                                                                   150,000         4,443,750
-----------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--2.4%
                    Mobil Corp.                                                                           100,000        11,212,500
                    ---------------------------------------------------------------------------------------------------------------
                    Occidental Petroleum Corp.                                                            400,000         9,900,000
                    ---------------------------------------------------------------------------------------------------------------
                    Phillips Petroleum Co.                                                                300,000        12,562,500
                    ---------------------------------------------------------------------------------------------------------------
                    Royal Dutch Petroleum Co.                                                             100,000        15,375,000
                    ---------------------------------------------------------------------------------------------------------------
                    Texaco, Inc.                                                                          100,000         8,387,500
                                                                                                                     --------------
                                                                                                                         57,437,500

-----------------------------------------------------------------------------------------------------------------------------------
Financial--27.3%
-----------------------------------------------------------------------------------------------------------------------------------
Banks--21.3%
                    Banc One Corp.                                                                        770,000        26,180,000
                    ---------------------------------------------------------------------------------------------------------------
                    Bank of Boston Corp.                                                                  505,636        25,028,982
                    ---------------------------------------------------------------------------------------------------------------
                    Bank of New York Co., Inc. (The)                                                      396,419        20,316,474
                    ---------------------------------------------------------------------------------------------------------------
                    BankAmerica Corp.                                                                     600,000        45,450,000
                    ---------------------------------------------------------------------------------------------------------------
                    Bankers Trust New York Corp.                                                          100,000         7,387,500
                    ---------------------------------------------------------------------------------------------------------------
                    Chase Manhattan Corp. (New)                                                         1,122,000        79,241,250
                    ---------------------------------------------------------------------------------------------------------------
                    Citicorp                                                                              741,398        61,258,010
                    ---------------------------------------------------------------------------------------------------------------
                    Crestar Financial Corp.                                                               275,000        14,678,125
                    ---------------------------------------------------------------------------------------------------------------
                    First Chicago NBD Corp.                                                               452,500        17,704,062
                    ---------------------------------------------------------------------------------------------------------------
                    First Union Corp.                                                                     839,055        51,077,473




                    8 Oppenheimer Equity Income Fund

                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Banks
(continued)
                    Fleet Financial Group, Inc.                                                           400,000      $ 17,400,000
                    ---------------------------------------------------------------------------------------------------------------
                    Great Western Financial Corp.                                                         600,000        14,325,000
                    ---------------------------------------------------------------------------------------------------------------
                    Greenpoint Financial Corp.                                                            500,000        14,125,000
                    ---------------------------------------------------------------------------------------------------------------
                    KeyCorp                                                                               400,000        15,500,000
                    ---------------------------------------------------------------------------------------------------------------
                    Klamath First Bancorp, Inc.                                                           270,000         3,948,750
                    ---------------------------------------------------------------------------------------------------------------
                    Magna Group, Inc.                                                                     400,000         9,600,000
                    ---------------------------------------------------------------------------------------------------------------
                    Mellon Bank Corp.                                                                     450,000        25,650,000
                    ---------------------------------------------------------------------------------------------------------------
                    National City Corp.                                                                   500,000        17,562,500
                    ---------------------------------------------------------------------------------------------------------------
                    PNC Bank Corp.                                                                        301,600         8,972,600
                    ---------------------------------------------------------------------------------------------------------------
                    Signet Banking Corp.                                                                  400,000         9,300,000
                    ---------------------------------------------------------------------------------------------------------------
                    Summit Bancorp                                                                        500,000        17,562,500
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Bancorp, Inc.                                                                    245,000         8,850,625
                                                                                                                     --------------
                                                                                                                        511,118,851

-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--1.5%
                    American Express Co.                                                                  600,000        26,775,000
                    ---------------------------------------------------------------------------------------------------------------
                    Capital One Financial Corp.                                                           300,000         8,550,000
                                                                                                                     --------------
                                                                                                                         35,325,000

-----------------------------------------------------------------------------------------------------------------------------------
Insurance--4.5%
                    Allstate Corp.                                                                        724,432        33,052,210
                    ---------------------------------------------------------------------------------------------------------------
                    American General Corp.                                                                400,000        14,550,000
                    ---------------------------------------------------------------------------------------------------------------
                    American States Financial Corp. (9)                                                   550,000        11,825,000
                    ---------------------------------------------------------------------------------------------------------------
                    Everest Reinsurance Holdings, Inc.                                                    248,000         6,417,000
                    ---------------------------------------------------------------------------------------------------------------
                    GCR Holdings Ltd.                                                                     100,000         2,650,000
                    ---------------------------------------------------------------------------------------------------------------
                    General Re Corp.                                                                       50,000         7,612,500
                    ---------------------------------------------------------------------------------------------------------------
                    IPC Holdings Ltd.                                                                     419,000         8,432,375
                    ---------------------------------------------------------------------------------------------------------------
                    ITT Hartford Group, Inc.                                                              150,000         7,987,500
                    ---------------------------------------------------------------------------------------------------------------
                    Reliance Group Holdings, Inc.                                                       2,141,500        16,061,250
                                                                                                                     --------------
                                                                                                                        108,587,835





-----------------------------------------------------------------------------------------------------------------------------------
Industrial--3.2%
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--0.7%
                    AMP, Inc.                                                                             400,000        16,050,000
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--2.5%
                    Keystone International, Inc.                                                          300,000         6,225,000
                    ---------------------------------------------------------------------------------------------------------------
                    Minnesota Mining & Manufacturing Co.                                                  400,000        27,600,000
                    ---------------------------------------------------------------------------------------------------------------
                    Tenneco, Inc.                                                                         500,000        25,562,500
                                                                                                                     --------------
                                                                                                                         59,387,500

-----------------------------------------------------------------------------------------------------------------------------------
Technology--1.5%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.5%
                    United Technologies Corp.                                                             100,000        11,500,000
-----------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--0.5%
                    Moore Corp. Ltd.                                                                      616,000        11,627,000
-----------------------------------------------------------------------------------------------------------------------------------
Electronics--0.5%
                    Tektronix, Inc.                                                                       275,000        12,306,250


                    9 Oppenheimer Equity Income Fund

                    Statement of Investments   (Continued)
                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Utilities--4.2%
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--3.7%
                    Allegheny Power System, Inc.                                                          300,000      $  9,262,500
                    ---------------------------------------------------------------------------------------------------------------
                    Central & South West Corp.                                                            400,000        11,600,000
                    ---------------------------------------------------------------------------------------------------------------
                    DTE Energy Co.                                                                        300,000         9,262,500
                    ---------------------------------------------------------------------------------------------------------------
                    Entergy Corp.                                                                         550,000        15,606,250
                    ---------------------------------------------------------------------------------------------------------------
                    Florida Progress Corp.                                                                500,000        17,375,000
                    ---------------------------------------------------------------------------------------------------------------
                    Ohio Edison Co.                                                                       400,000         8,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    Potomac Electric Power Co.                                                            400,000        10,600,000
                    ---------------------------------------------------------------------------------------------------------------
                    Public Service Co. of Colorado                                                        200,000         7,350,000
                                                                                                                     --------------
                                                                                                                         89,806,250

-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.1%
                    NorAm Energy Corp.                                                                    225,000         2,446,875
-----------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.4%
                    Portugal Telecom SA, Sponsored ADR                                                    410,000        10,762,500
                                                                                                                     --------------
                    Total Common Stocks (Cost $844,970,239)                                                           1,240,976,081

===================================================================================================================================
Preferred Stocks--4.7%
                    ---------------------------------------------------------------------------------------------------------------
                    Armco, Inc., $3.625 Cum. Cv.(10)                                                      200,000         9,475,000
                    ---------------------------------------------------------------------------------------------------------------
                    Banco Commercial Portuguese International Bank Ltd.,
                    8% Cv. Preferred Stock, Series A                                                      396,000        19,701,000
                    ---------------------------------------------------------------------------------------------------------------
                    Case Equipment Corp., Cum. Cv., Series A(5)                                            65,000         7,621,250
                    ---------------------------------------------------------------------------------------------------------------
                    Fidelity Federal Bank, 12% Non-Cum. Exchangeable
                    Perpetual Preferred Stock, Series A(10)                                               100,000         2,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    First Chicago NBD Corp., Depositary Shares
                    (each representing a one-hundredth interest in a share of
                    5.75% cum. cv. preferred stock, series B)                                             135,000         8,994,375
                    ---------------------------------------------------------------------------------------------------------------
                    Glendale Federal Bank, F.S.B., 8.75% Non-Cum. Cv., Series E                           200,000         9,600,000
                    ---------------------------------------------------------------------------------------------------------------
                    Noble Drilling Corp., $1.50 Cv. Exchangeable                                           92,000         3,243,000
                    ---------------------------------------------------------------------------------------------------------------
                    Noram Financing I, 6.25% Cv. Preferred Stock                                           85,000         4,611,250
                    ---------------------------------------------------------------------------------------------------------------
                    Occidental Petroleum Corp., $3.875 Cum. Cv. (7)                                       400,000        23,850,000
                    ---------------------------------------------------------------------------------------------------------------
                    Sovereign Bancorp Inc., 6.25% Cv., Series B                                            36,500         2,071,375
                    ---------------------------------------------------------------------------------------------------------------
                    Valero Energy Corp., 6.25% Cv. Preferred                                              200,000        10,500,000
                    ---------------------------------------------------------------------------------------------------------------
                    Washington Mutual, Inc., $6.00 Non-Cum. Cv. Perpetual Preferred Stock, Series D        96,800        11,325,600
                                                                                                                     --------------
                    Total Preferred Stocks (Cost $99,577,538)                                                           113,742,850

===================================================================================================================================
Other Securities--10.3%
-----------------------------------------------------------------------------------------------------------------------------------
                    Allstate Corp., $2.30 Debt Exchangeable for
                    Common Stock of PMI Group, Inc.                                                       111,000         4,384,500
                    ---------------------------------------------------------------------------------------------------------------
                    American Express Co., Debt Exchangeable for
                    Common Stock of First Data Corp., 6.25%, 10/15/96                                     450,000        29,531,250
                    ---------------------------------------------------------------------------------------------------------------
                    American General Delaware, LLC, $3.00 Cv
                    Monthly Income Preferred Securities, Series A                                          75,000         3,937,500
                    ---------------------------------------------------------------------------------------------------------------
                    Atlantic Richfield Co., 9% Exchangeable Notes for
                    Common Stock of Lyondell Petrochemical Co., 9/15/97                                   400,000         9,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    Browning-Ferris Industries, Inc., 7.25% Cv.
                    Automatic Common Exchangeable Securities                                              225,000         7,143,750


                    10 Oppenheimer Equity Income Fund

                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Other Securities
(continued)
                    Compania de Inversiones en Telecomunicaciones SA,
                    Provisionally Redeemable Income Debt Exchangeable for Stock, 7%, 3/3/98(7)            200,000      $ 11,725,000





                    ---------------------------------------------------------------------------------------------------------------
                    Continental Airlines Finance Trust, 8.50% Cv.
                    Trust Originated Preferred Securities(7)                                              250,000        18,375,000
                    ---------------------------------------------------------------------------------------------------------------
                    Corning Delaware LP, 6% Cv. Monthly Income Preferred Securities                       150,000         8,568,750
                    ---------------------------------------------------------------------------------------------------------------
                    Elsag Bailey Financing Trust, 5.50% Cv. Trust Originated Preferred Securities(7)      250,000        12,375,000
                    ---------------------------------------------------------------------------------------------------------------
                    Enron Corp., 6.25% Cv. Automatic Common Exchangeable
                    Securities, redeemable into Enron Oil & Gas Co. Common Stock                          270,000         6,986,250
                    ---------------------------------------------------------------------------------------------------------------
                    James River Corp. of Virginia, Depositary Shares each representing a one-hundredth interest in a share of Series P, 9% Cum. Cv. Preferred
                    Stock, Dividend Enhanced Convertible Stock                                            700,000        17,675,000
                    ---------------------------------------------------------------------------------------------------------------
                    MCN Corp., 8.75% Cv. Preferred Redeemable Increased
                    Dividend Equity Securities(9)                                                         135,000         3,442,500
                    ---------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 6% Cv. Preferred, Structured Yield Product
                    Exchangeable for Cox Communications, Inc., Common Stock(9)                            202,500         4,480,313
                    ---------------------------------------------------------------------------------------------------------------
                    Owens Corning Capital LLC, 6.50% Cv. Monthly Income
                    Preferred Securities, Non-Vtg.(7)                                                     200,000        11,275,000
                    ---------------------------------------------------------------------------------------------------------------
                    Reynolds Metals Co., 7% Preferred Redeemable Increased Dividend
                    Equity Securities, $3.31 Cv., 12/31/97                                                160,000         7,420,000
                    ---------------------------------------------------------------------------------------------------------------
                    RJR Nabisco Holdings Corp., $6.50 Cv., Series C                                     4,315,000        28,047,500
                    ---------------------------------------------------------------------------------------------------------------
                    Salomon, Inc., 7.625% Cv. Preferred, Debt Exchangeable for Common Stock(9)            460,000        12,650,000
                    ---------------------------------------------------------------------------------------------------------------
                    Santa Fe Energy Resources, Inc., 8.25% Dividend Enhanced Convertible Stock(10)        805,000         8,855,000
                    ---------------------------------------------------------------------------------------------------------------
                    U S West, Inc., 7.625% Cv. Debt Exchangeable for Common Stock
                    of Enhance Financial Services Group, Inc.                                             415,000        11,464,375
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Surgical Corp., $2.20 Depositary Shares representing one-fiftieth
                    share of Series A Preferred Stock                                                     550,000        17,118,750
                    ---------------------------------------------------------------------------------------------------------------
                    Westinghouse Electric Corp., Participating Equity Preferred Shares,
                    $1.30 Cv., Series C(7)                                                                600,000        10,575,000
                                                                                                                     --------------
                    Total Other Securities (Cost $206,995,502)                                                          245,780,438

                                                                                                   Units
===================================================================================================================================
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                    Tandon Computers Wts., Exp. 11/93                                                         379                --
                    ---------------------------------------------------------------------------------------------------------------
                    Venezuela Government Wts., Exp. 4/20                                                  100,000                --
                                                                                                                    ---------------
                    Total Rights, Warrants and Certificates (Cost $0)                                                            --


                    11  Oppenheimer Equity Income Fund

                    Statement of Investments   (Continued)
                                                                                                   Face              Market Value
                                                                                                   Amount(1)         See Note 1
===================================================================================================================================
Structured Instrument--0.2%
-----------------------------------------------------------------------------------------------------------------------------------
                    CS First Boston Corp.  Argentina  Structured  Product  Asset
                    Return Trust Certificates,  9.40%, 9/1/97 [representing debt of Argentina  (Republic of) Bonos del Tesoro  Bonds,  Series
                    II, 5.492%, 9/1/97 and an interest rate swap between
                    Credit Suisse Financial Products and the Trust] (Cost $4,000,000)(7)             $  4,000,000      $  3,979,564

===================================================================================================================================
Repurchase Agreement--3.9%
-----------------------------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with J. P. Morgan Securities, Inc., 5.45%, dated 6/28/96, to be repurchased at $94,242,783 on 7/1/96, collateralized by U.S. Treasury Bonds, 11.25%, 2/15/15, with a value of $87,956,225, and U.S. Treasury Nts., 8.50%, 5/15/97 with a value of $8,846,932
                    (Cost $94,200,000)                                                                 94,200,000        94,200,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,917,014,485)                                                            99.4%    2,385,149,752
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                               0.6        13,862,694
                                                                                                   --------------    --------------
Net Assets                                                                                                  100.0%   $2,399,012,446
                                                                                                   ==============    ==============



1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
AUD--Australian Dollar
CAD--Canadian Dollar

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Represents the current interest rate for an increasing rate security.

4. Represents the current interest rate for a variable rate security.

5. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.

6. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

7. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $114,898,939 or 4.79% of the Fund's net assets, at June 30, 1996.

8. Interest or dividend is paid in kind.

9. Non-income producing security.

10. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 1996. The aggregate fair value of all securities of affiliated companies as of June 30, 1996 amounted to $18,330,000. Transactions during the period in which the issuer was an affiliate are as follows:


                                   Balance                                                        Balance
                                   June 30, 1995        Gross Additions     Gross Reductions      June 30, 1996
                                   -------------        ---------------     ----------------      -------------
                                                                                                                        Dividend





                                   Shares  Cost         Shares   Cost       Shares  Cost          Shares   Cost          Income
-----------------------------------------------------------------------------------------------------------------------------------
Armco, Inc., $3.625 Cum. Cv.           --    $  --      200,000   $9,966,165   --    $  --        200,000   $9,966,165     $725,000
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Federal Bank, 12% Non-Cum.
Exchangeable Perpetual
Preferred Stock, Series A(11)          --       --      100,000    2,500,000   --       --        100,000    2,500,000      150,000
-----------------------------------------------------------------------------------------------------------------------------------
Santa Fe Energy Resources, Inc.,
8.25% Dividend Enhanced
Convertible Stock                      --       --      805,000    7,144,375   --       --        805,000    7,144,375      589,260
                                           -----------           -----------        -----------            -----------  -----------
                                             $  --               $19,610,540          $ --                 $19,610,540   $1,464,260
                                           ===========           ===========        ===========            ===========   ==========

11. No longer an affiliate at June 30, 1996.

                    See accompanying Notes to Financial Statements.


                    12   Oppenheimer Equity Income Fund



                Statement of Assets and Liabilities June 30, 1996
===================================================================================================================================
Assets              Investments, at value--see accompanying statement:
                    Unaffiliated companies (cost $1,897,403,945)                                                     $2,366,819,752
                    Affiliated companies (cost $19,610,540)                                                              18,330,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                  1,863,490
                    ---------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Interest and dividends                                                                               17,315,258
                    Shares of beneficial interest sold                                                                    1,615,417
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                   409,304
                                                                                                                     --------------
                    Total assets                                                                                      2,406,353,221

===================================================================================================================================
Liabilities         Payables and other liabilities:
                    Shares of beneficial interest redeemed                                                                4,655,753
                    Distribution and service plan fees                                                                    1,159,715
                    Dividends                                                                                               830,391
                    Shareholder reports                                                                                     348,299
                    Transfer and shareholder servicing agent fees                                                           153,656
                    Trustees' fees                                                                                            3,404
                    Other                                                                                                   189,557
                                                                                                                     --------------
                    Total liabilities                                                                                     7,340,775

====================================================================================================================================
Net Assets                                                                                                           $2,399,012,446
                                                                                                                     ==============

===================================================================================================================================
Composition of
Net Assets
                    Paid-in capital                                                                                  $1,872,514,684
                    ---------------------------------------------------------------------------------------------------------------
                    Undistributed net investment income                                                                   2,274,563
                    ---------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investment transactions                                             56,078,570
                    ---------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments                                                          468,144,629
                                                                                                                     --------------
                    Net assets                                                                                       $2,399,012,446
                                                                                                                     ==============

===================================================================================================================================
Net Asset Value
Per Share           Class A Shares:
                    Net asset value and redemption price per share (based on net assets
                    of $2,140,809,971 and 187,893,082 shares of beneficial interest outstanding)                             $11.39
                    Maximum offering price per share (net asset value plus sales charge
                    of 5.75% of offering price)                                                                              $12.08
                    ---------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $252,366,388 and 22,267,580 shares of beneficial interest outstanding)                                $11.33
                    ---------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $5,836,087 and 514,164 shares of beneficial interest outstanding)                                     $11.35


                    See accompanying Notes to Financial Statements.


                    13   Oppenheimer Equity Income Fund


            Statement of Operations For the Year Ended June 30, 1996

===================================================================================================================================
Investment Income   Interest                                                                                            $68,337,314
                    ---------------------------------------------------------------------------------------------------------------
                    Dividends:
                    Unaffiliated companies (net of withholding taxes of $259,580)                                        52,472,894
                    Affiliated companies                                                                                  1,464,260
                                                                                                                       ------------
                    Total income                                                                                        122,274,468
===================================================================================================================================
Expenses            Management fees--Note 4                                                                              12,078,956
                    ---------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                                               3,872,138
                    Class B                                                                                               2,077,724
                    Class C                                                                                                  16,702
                    ---------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                                 2,688,008
                    ---------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                                     608,737
                    ---------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                                             165,431
                    ---------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                                  53,250
                    Class B                                                                                                  33,448
                    Class C                                                                                                   2,141
                    ---------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                                  80,779





                    ---------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses                                                                              66,081
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                                       42,476
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                   167,101
                                                                                                                       ------------
                    Total expenses                                                                                       21,952,972

===================================================================================================================================
Net Investment Income                                                                                                   100,321,496

===================================================================================================================================
Realized and Unrealized
Gain (Loss)
                    Net realized gain (loss) on:
                    Investments                                                                                          75,856,513
                    Foreign currency transactions                                                                        (4,049,609)
                                                                                                                       ------------
                    Net realized gain                                                                                    71,806,904
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on:
                    Investments                                                                                         198,519,095
                    Translation of assets and liabilities denominated in foreign currencies                               8,097,685
                                                                                                                       ------------
                    Net change                                                                                          206,616,780
                                                                                                                       ------------
                    Net realized and unrealized gain                                                                    278,423,684

===================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                                   $378,745,180
                                                                                                                       ============

                    See accompanying Notes to Financial Statements.


                    14   Oppenheimer Equity Income Fund


                       Statements of Changes in Net Assets

                                                                                                       Year Ended June 30,
                                                                                                     -----------------------
                                                                                                     1996               1995
===================================================================================================================================
Operations          Net investment income                                                            $100,321,496       $97,932,280
                    ---------------------------------------------------------------------------------------------------------------
                    Net realized gain                                                                  71,806,904        33,525,676
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation                             206,616,780       153,278,187
                                                                                                   --------------    --------------
                    Net increase in net assets resulting from operations                              378,745,180       284,736,143

===================================================================================================================================
Dividends and
Distributions to
Shareholders
                    Dividends from net investment income:
                    Class A                                                                           (88,933,508)      (88,319,907)
                    Class B                                                                            (7,653,335)       (5,380,964)
                    Class C                                                                               (81,369)             --
                    ---------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                                           (45,033,840)      (23,241,171)
                    Class B                                                                            (4,472,521)       (1,584,662)
                    Class C                                                                               (15,717)             --

====================================================================================================================================
Beneficial Interest
Transactions
                    Net  increase   (decrease)  in  net  assets  resulting  from
                    beneficial interest transactions--Note 2:
                    Class A                                                                            35,013,412       (34,706,185)
                    Class B                                                                            70,965,886        62,397,726
                    Class C                                                                             5,782,628              --

===================================================================================================================================
Net Assets          Total increase                                                                    344,316,816       193,900,980
                    ---------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                             2,054,695,630     1,860,794,650
                                                                                                   --------------    --------------
                    End of period [including undistributed (overdistributed) net investment
                    income of $2,274,563 and ($970,447), respectively]                             $2,399,012,446    $2,054,695,630
                                                                                                   ==============    ==============

                    See accompanying Notes to Financial Statements.


                    15   Oppenheimer Equity Income Fund

Financial Highlights

                                                Class A
                                                ------------------------------------------------------------------------------------
                                                Year Ended June 30,
                                                1996                1995              1994                 1993               1992
===================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period             $10.25              $9.44             $10.01              $9.15              $8.86
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .50                .50                .47                .50                .50
Net realized and unrealized
gain (loss)                                        1.36                .92               (.39)               .99                .39
                                             ----------         ----------         ----------         ----------         ----------
Total income (loss) from
investment operations                              1.86               1.42                .08               1.49                .89

------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.48)              (.48)              (.47)              (.48)              (.48)
Dividends in excess of net investment
income                                             --                 --                 (.01)              --                 --
Distributions from net realized gain               (.24)              (.13)              (.12)              (.15)              (.12)
Distributions in excess of capital gains           --                 --                 (.05)              --                 --
                                             ----------         ----------         ----------         ----------         ----------
Total dividends and distributions
to shareholders                                    (.72)              (.61)              (.65)              (.63)              (.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.39             $10.25              $9.44             $10.01              $9.15
                                             ==========         ==========         ==========         ==========         ==========






====================================================================================================================================
Total Return, at Net Asset Value(3)               18.61%             15.66%              0.65%             16.76%             10.26%

====================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                               $2,140,810         $1,893,249         $1,772,944         $1,790,346         $1,555,924
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $2,054,132         $1,797,670         $1,831,606         $1,657,692         $1,525,599
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              4.51%              5.15%              4.72%              5.12%              5.33%
Expenses                                           0.89%              0.96%              0.90%              0.79%              0.82%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                         42.9%              45.7%              30.4%              59.0%              37.0%
Average brokerage commission rate(6)            $0.0592               --                 --                 --                 --



   Class B                                                     Class C
   --------------------------------------------                ----------------
                                     Period
                                      Ended
   Year Ended June 30,                                         June 30,
   1996                1995              1994(2)               1996(1)
================================================================================
   $10.21              $9.40             $10.22                $10.76
--------------------------------------------------------------------------------
      .41                .43                .36                   .28
     1.35                .91               (.58)                  .88
 --------           --------            -------                ------
     1.76               1.34               (.22)                 1.16

--------------------------------------------------------------------------------
     (.40)              (.40)              (.42)                 (.33)
     --                 --                 (.01)                 --
     (.24)              (.13)              (.12)                 (.24)
     --                 --                 (.05)                 --
 --------           --------            -------                ------
     (.64)              (.53)              (.60)                 (.57)
--------------------------------------------------------------------------------
   $11.33             $10.21              $9.40                $11.35
 ========           ========            =======                ======

================================================================================
    17.58%             14.87%             (2.35)%               10.50%

================================================================================
 $252,366           $161,447            $87,850                $5,836
--------------------------------------------------------------------------------
 $207,785           $122,471            $47,414                $2,535
--------------------------------------------------------------------------------
     3.68%              4.34%              3.99%(4)              3.53%(4)
     1.72%              1.79%              1.82%(4)              1.81%(4)
--------------------------------------------------------------------------------
     42.9%              45.7%              30.4%                 42.9%
  $0.0592               --                 --                 $0.0592



1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

2. For the period from August 17, 1993 (inception of offering) to June 30, 1994.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1996 were $1,162,412,317 and $911,585,778, respectively.

6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


16   Oppenheimer Equity Income Fund

Notes to Financial Statements

================================================================================
1. Significant
Accounting Policies

Oppenheimer Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.


17   Oppenheimer Equity Income Fund

================================================================================
1. Significant
Accounting Policies
(continued)

During the year ended June 30, 1996, the Fund changed the classification of distributions to shareholders to better disclose the differences between the financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1996, amounts have been reclassified to reflect a decrease in undistributed net investment income of $408,274 and accumulated net realized gain on investments was increased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of
Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                                              Year Ended June 30, 1996(1)           Year Ended June 30, 1995
                                                              -------------------------------       --------------------------------
                                                              Shares            Amount              Shares            Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                           20,146,940       $ 223,283,409        19,327,605       $ 207,336,132
Dividends and distributions reinvested                         11,433,753         125,568,723        11,012,028          83,402,034
Redeemed                                                      (28,310,542)       (313,838,720)      (33,557,623)       (325,444,351)
                                                              -----------       -------------       -----------        ------------
Net increase (decrease)                                         3,270,151       $  35,013,412        (3,217,990)      $ (34,706,185)
                                                              ===========       =============       ===========       =============

------------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                            8,424,677       $  92,863,112         7,529,176       $  72,586,104
Dividends and distributions reinvested                          1,014,528          11,086,597           670,317           6,342,433
Redeemed                                                       (2,987,292)        (32,983,823)       (1,724,724)        (16,530,811)
                                                              -----------       -------------       -----------        ------------
Net increase                                                    6,451,913       $  70,965,886         6,474,769       $  62,397,726
                                                              ===========       =============       ===========       =============

------------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                              523,531       $   5,887,218              --         $        --
Dividends and distributions reinvested                              8,456              94,181              --                  --
Redeemed                                                          (17,823)           (198,771)             --                  --
                                                              -----------       -------------       -----------        ------------
Net increase                                                      514,164       $   5,782,628              --         $        --
                                                              ===========       =============       ===========       =============


1. For the year ended June 30, 1996 for Class A and Class B shares and for the period from November 1, 1995 (inception of offering) to June 30, 1996 for Class

C shares.


18   Oppenheimer Equity Income Fund

================================================================================
3. Unrealized Gains and
Losses On Investments

At June 30, 1996, net unrealized appreciation on investments of $468,135,267 was composed of gross appreciation of $484,273,537, and gross depreciation of $16,138,270.

================================================================================
4. Management Fees and
Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $100 million of average annual net assets with a reduction of 0.05% on each $100 million thereafter, to 0.50% on net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed 1.5% of the first $30 million of average annual net assets of the Fund, plus 1% of average annual net assets in excess of $30 million.

     For the year ended June 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $4,966,513, of which $1,546,454 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,939,846 and $55,998, of which $227,772 and $1,807, respectively, was paid to an affiliated broker/dealer. During the year ended June 30, 1996, OFDI received contingent deferred sales charges of $360,582 and $1,547, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, each class may expend up to 0.25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of 0.75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At June 30, 1996, OFDI had incurred unreimbursed expenses of $7,770,045 for Class B and $92,125 for Class C. During the year ended June 30, 1996, OFDI paid $248,431 and $34,064, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses, and retained $1,728,635 and $16,702, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs.

================================================================================
5. Illiquid and
Restricted Securities

At June 30, 1996, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at June 30, 1996 was $7,621,250, which represents 0.32% of the Fund's net assets. Information concerning these securities is as follows:


                                                                                                         Valuation Per Unit
Security                                                Acquisition Date          Cost Per Unit          as of June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
Case Equipment Corp., Cum. Cv., Series A                6/30/94                   $50.09                 $117.25


Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Independent Auditors' Report
================================================================================

The Board of Trustees and Shareholders of Oppenheimer Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Equity Income Fund as of August 31, 1996, the statements of operations for the two months then ended and the year ended June 30, 1996, the statements of changes in net assets for the two months ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the period July 1, 1991 to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund at August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
September 23, 1996


                    Statement of Investments   August 31, 1996

                                                                                                   Face              Market Value
                                                                                                   Amount(1)         See Note 1
===================================================================================================================================
U.S. Government Obligations--5.3%
-----------------------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds, STRIPS, Zero Coupon, 7.20%, 8/15/08(2)                    $  150,000,000    $   64,349,693
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts., STRIPS, Zero Coupon, 6.78%, 2/15/04(2)                        102,500,000        61,708,688
                                                                                                                     --------------
                    Total U.S. Government Obligations (Cost $126,743,872)                                               126,058,381

===================================================================================================================================
Foreign Government Obligations--4.2%
-----------------------------------------------------------------------------------------------------------------------------------
                    Argentina (Republic of) Past Due Interest Bonds, Series L, 6.312%, 3/31/05(3)       6,435,000         5,007,235
                    ---------------------------------------------------------------------------------------------------------------
                    Banco Nacional de Comercio Exterior SNC
                    International Finance BV Gtd. Nts., 8%, 8/5/03                                      9,000,000         7,970,625
                    ---------------------------------------------------------------------------------------------------------------
                    Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14                     10,824,321         6,985,065
                    ---------------------------------------------------------------------------------------------------------------
                    Bulgaria (Republic of) Interest Arrears Bonds, 6.688%, 7/28/11(3)                  17,000,000         7,607,500
                    ---------------------------------------------------------------------------------------------------------------
                    Canada (Government of) Real Return Debs., 4.517%, 12/1/21(4) CAD                   19,800,000        14,328,332
                    ---------------------------------------------------------------------------------------------------------------
                    New South Wales State Bank Bonds, 9.25%, 2/18/03 AUD                                9,900,000         8,273,813
                    ---------------------------------------------------------------------------------------------------------------
                    Quebec, Canada (Province of) Debs., 10.25%, 4/7/98 CAD                             10,000,000         7,871,276
                    ---------------------------------------------------------------------------------------------------------------
                    Queensland Treasury Corp. Exchangeable Gtd. Nts., 8%, 8/14/01 AUD                  33,650,000        27,024,327
                    ---------------------------------------------------------------------------------------------------------------
                    South Australia (Government of) Bonds, 9%, 9/23/02 AUD                              3,000,000         2,483,479
                    ---------------------------------------------------------------------------------------------------------------
                    Venezuela (Republic of) Front-Loaded Interest Reduction Bonds:
                    Series A, 6.375%, 3/31/07(3)                                                       14,250,000        11,008,125
                    Series B, 6.50%, 3/31/07(3)                                                         2,250,000         1,738,125
                                                                                                                     --------------
                    Total Foreign Government Obligations (Cost $96,763,028)                                             100,297,902

===================================================================================================================================
Non-Convertible Corporate Bonds and Notes--5.9%
-----------------------------------------------------------------------------------------------------------------------------------
                    Auburn Hills Trust, 12% Gtd. Exchangeable Certificates, 5/1/20(3)                   5,000,000         7,087,730
                    ---------------------------------------------------------------------------------------------------------------
                    Banco Bamerindus do Brasil SA:
                    11% Sr. Unsub. Unsec. Bonds, 10/6/97                                                  465,000           454,537
                    11% Unsub. Unsec. Nts., 11/24/97                                                      646,000           631,465
                    9% Unsub. Unsec. Bonds, 10/29/98                                                    1,500,000         1,365,000
                    ---------------------------------------------------------------------------------------------------------------
                    Boyd Gaming Corp., 10.75% Sr. Sub. Nts., Series B, 9/1/03                           5,000,000         5,212,500
                    ---------------------------------------------------------------------------------------------------------------
                    California Energy Co., 0%/10.25% Sr. Disc. Nts., 1/15/04(5)                         4,350,000         4,371,750
                    ---------------------------------------------------------------------------------------------------------------
                    Chesapeake Energy Corp., 9.125% Sr. Nts., 4/15/06                                   4,000,000         3,950,000
                    ---------------------------------------------------------------------------------------------------------------
                    Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01                                      6,000,000         6,300,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cott Corp., 9.375% Sr. Nts., 7/1/05                                                 6,350,000         6,238,875
                    ---------------------------------------------------------------------------------------------------------------
                    El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                      6,000,000         6,067,500
                    ---------------------------------------------------------------------------------------------------------------
                    Falcon Drilling, Inc., 8.875% Sr. Nts., Series B, 3/15/03                           5,850,000         5,703,750
                    ---------------------------------------------------------------------------------------------------------------
                    Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., 6/15/06(6)                            5,000,000         4,956,250
                    ---------------------------------------------------------------------------------------------------------------
                    Granite Broadcasting Corp., 9.375% Sr. Sub. Nts., Series A, 12/1/05                 5,000,000         4,787,500
                    ---------------------------------------------------------------------------------------------------------------
                    Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                  4,500,000         4,252,500
                    ---------------------------------------------------------------------------------------------------------------
                    HMH Properties, Inc., 9.50% Sr. Sec. Nts., Series B, 5/15/05                        5,000,000         4,900,000
                    ---------------------------------------------------------------------------------------------------------------
                    Hollinger International Publishing, Inc., 9.25% Sr. Sub. Gtd. Nts., 2/1/06          5,000,000         4,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04             8,250,000         8,868,750
                    ---------------------------------------------------------------------------------------------------------------
                    MagneTek, Inc., 10.75% Sr. Sub. Debs., 11/15/98                                     3,000,000         3,015,000



6  Oppenheimer Equity Income Fund


                                                                                                   Face              Market Value
                                                                                                   Amount(1)         See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate
Bonds and Notes
(continued)
                    MFS Communications Co., Inc., 0%/9.375% Sr. Disc  Nts., 1/15/04(5)             $    4,500,000    $    3,667,500
                    ---------------------------------------------------------------------------------------------------------------
                    Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr  Sub. Disc. Nts., 8/1/03(5)       3,750,000         3,337,500
                    ---------------------------------------------------------------------------------------------------------------
                    Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03                       9,000,000         9,067,500
                    ---------------------------------------------------------------------------------------------------------------
                    Rowan Cos., Inc., 11.875% Sr. Nts., 12/1/01                                         7,000,000         7,542,500
                    ---------------------------------------------------------------------------------------------------------------
                    Sociedad Comercial del Plata SA, 11.50% Medium-Term Nts., 5/9/00                    1,600,000         1,610,000
                    ---------------------------------------------------------------------------------------------------------------
                    Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                                 2,700,000         2,605,500
                    ---------------------------------------------------------------------------------------------------------------
                    Tenet Healthcare Corp., 10.125% Sr. Sub. Nts., 3/1/05                               5,000,000         5,393,750
                    ---------------------------------------------------------------------------------------------------------------
                    Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(6)                     2,500,000         1,937,500
                    ---------------------------------------------------------------------------------------------------------------
                    Triton Energy Corp., 0%/9.75% Sr. Sub. Disc. Nts., 12/15/00(5)                      3,500,000         3,495,625
                    ---------------------------------------------------------------------------------------------------------------
                    Viacom International, Inc., 10.25% Sr. Sub. Nts., 9/15/01                          12,000,000        12,891,035
                    ---------------------------------------------------------------------------------------------------------------
                    WestPoint Stevens, Inc., 8.75% Sr. Nts., 12/15/01                                   6,000,000         6,037,500
                                                                                                                     --------------
                    Total Non-Convertible Corporate Bonds and Notes (Cost $136,889,691)                                 140,499,017

===================================================================================================================================
Convertible Corporate Bonds and Notes--3.3%
-----------------------------------------------------------------------------------------------------------------------------------
                    ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                              10,000,000         9,787,500
                    ---------------------------------------------------------------------------------------------------------------
                    Box Energy Corp., 8.25% Cv. Sub. Nts., 12/1/02                                      5,000,000         5,112,500
                    ---------------------------------------------------------------------------------------------------------------
                    Cooper Industries, Inc., 7.05% Cv. Unsec. Sub. Bonds, 1/1/15                        6,741,000         7,044,345
                    ---------------------------------------------------------------------------------------------------------------
                    Inco Ltd.:
                    5.75% Cv. Debs., 7/1/04                                                             9,700,000        12,270,500
                    7.75% Cv. Debs., 3/15/16                                                            9,800,000        10,412,500
                    ---------------------------------------------------------------------------------------------------------------
                    Integrated Device Technology, Inc., 5.50% Cv. Sub. Nts., 6/1/02                     7,000,000         5,398,750
                    ---------------------------------------------------------------------------------------------------------------
                    Mutual Risk Management Ltd., Zero Coupon Cv
                    Exchangeable Sub. Debs., 5.25%, 10/30/15(2)(6)                                     19,500,000         7,312,500
                    ---------------------------------------------------------------------------------------------------------------
                    Oryx Energy Co., 7.50% Cv. Sub. Debs., 5/15/14                                      7,000,000         6,247,500
                    ---------------------------------------------------------------------------------------------------------------
                    Stone Container Corp., 8.875% Cv. Sr. Sub. Nts., 7/15/00                            3,000,000         4,038,750
                    ---------------------------------------------------------------------------------------------------------------
                    VLSI Technology, Inc., 8.25% Cv. Sub. Nts., 10/1/05                                11,800,000        10,693,750
                                                                                                                     --------------
                    Total Convertible Corporate Bonds and Notes (Cost $74,305,048)                                       78,318,595

                                                                                                       Shares
===================================================================================================================================
Common Stocks--53.8%
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--3.0%
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.5%
                    Dexter Corp.                                                                          400,000        11,650,000
                    ---------------------------------------------------------------------------------------------------------------
                    Dow Chemical Co. (The)                                                                100,000         7,975,000
                    ---------------------------------------------------------------------------------------------------------------
                    Du Pont (E.I.) De Nemours & Co.                                                       200,000        16,425,000
                                                                                                                     --------------
                                                                                                                         36,050,000

-----------------------------------------------------------------------------------------------------------------------------------
Metals--0.2%
                    Reynolds Metals Co.                                                                   100,000         5,350,000
-----------------------------------------------------------------------------------------------------------------------------------
Paper--1.3%
                    Union Camp Corp.                                                                      200,000         9,700,000
                    ---------------------------------------------------------------------------------------------------------------
                    Westvaco Corp.                                                                        375,000        10,734,375
                    ---------------------------------------------------------------------------------------------------------------
                    Weyerhaeuser Co.                                                                      250,000        11,156,250
                                                                                                                     --------------
                                                                                                                         31,590,625



7  Oppenheimer Equity Income Fund


                    Statement of Investments   (Continued)

                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--5.0%
-----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--2.4%
                    Ford Motor Co.                                                                        500,000    $   16,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    General Motors Corp.                                                                  400,000        19,900,000
                    ---------------------------------------------------------------------------------------------------------------
                    Snap-On, Inc.                                                                         450,000        20,531,250
                                                                                                                     --------------
                                                                                                                         57,181,250

-----------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--1.7%
                    AMR Corp.(7)                                                                          189,900        15,571,800
                    ---------------------------------------------------------------------------------------------------------------
                    Delta Air Lines, Inc.                                                                 348,640        24,709,860
                                                                                                                     --------------
                                                                                                                         40,281,660

-----------------------------------------------------------------------------------------------------------------------------------
Retail: General--0.9%
                    Sears Roebuck & Co.                                                                   500,000        22,000,000

-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--4.5%
-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--1.2%
                    American Home Products Corp.                                                          200,000        11,850,000
                    ---------------------------------------------------------------------------------------------------------------
                    Bristol-Myers Squibb Co.                                                              200,000        17,550,000





                                                                                                                     --------------
                                                                                                                         29,400,000

-----------------------------------------------------------------------------------------------------------------------------------
Tobacco--3.3%
                    Philip Morris Cos., Inc.                                                              600,000        53,850,000
                    ---------------------------------------------------------------------------------------------------------------
                    RJR Nabisco Holdings Corp.                                                            350,000         9,231,250
                    ---------------------------------------------------------------------------------------------------------------
                    UST, Inc.                                                                             500,000        15,000,000
                                                                                                                     --------------
                                                                                                                         78,081,250

-----------------------------------------------------------------------------------------------------------------------------------
Energy--2.4%
-----------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--2.4%
                    Mobil Corp.                                                                           100,000        11,275,000
                    ---------------------------------------------------------------------------------------------------------------
                    Occidental Petroleum Corp.                                                            400,000         9,300,000
                    ---------------------------------------------------------------------------------------------------------------
                    Phillips Petroleum Co.                                                                300,000        12,150,000
                    ---------------------------------------------------------------------------------------------------------------
                    Royal Dutch Petroleum Co.                                                             100,000        14,937,500
                    ---------------------------------------------------------------------------------------------------------------
                    Texaco, Inc.                                                                          100,000         8,875,000
                                                                                                                     --------------
                                                                                                                         56,537,500

-----------------------------------------------------------------------------------------------------------------------------------
Financial--28.7%
-----------------------------------------------------------------------------------------------------------------------------------
Banks--22.8%
                    Banc One Corp.                                                                        770,000        29,548,750
                    ---------------------------------------------------------------------------------------------------------------
                    Bank of Boston Corp.                                                                  505,636        26,672,299
                    ---------------------------------------------------------------------------------------------------------------
                    Bank of New York Co., Inc. (The)                                                      792,838        22,100,359
                    ---------------------------------------------------------------------------------------------------------------
                    BankAmerica Corp.                                                                     600,000        46,500,000
                    ---------------------------------------------------------------------------------------------------------------
                    Bankers Trust New York Corp.                                                          100,000         7,775,000
                    ---------------------------------------------------------------------------------------------------------------
                    Chase Manhattan Corp. (New)                                                         1,122,000        83,448,750
                    ---------------------------------------------------------------------------------------------------------------
                    Citicorp                                                                              741,398        61,721,383
                    ---------------------------------------------------------------------------------------------------------------
                    Commonwealth Bank, ADR(6)(7)                                                          305,333         4,923,495
                    ---------------------------------------------------------------------------------------------------------------
                    Crestar Financial Corp.                                                               275,000        15,984,375
                    ---------------------------------------------------------------------------------------------------------------
                    First Chicago NBD Corp.                                                               452,500        19,287,812
                    ---------------------------------------------------------------------------------------------------------------
                    First Union Corp.                                                                     839,055        53,594,638
                    ---------------------------------------------------------------------------------------------------------------
                    Fleet Financial Group, Inc.                                                           400,000        16,700,000
                    ---------------------------------------------------------------------------------------------------------------
                    Great Western Financial Corp.                                                         600,000        14,850,000
                    ---------------------------------------------------------------------------------------------------------------
                    Greenpoint Financial Corp.                                                            500,000        17,812,500


8  Oppenheimer Equity Income Fund


                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Banks (continued)
                    KeyCorp                                                                               400,000    $   16,050,000
                    ---------------------------------------------------------------------------------------------------------------
                    Klamath First Bancorp, Inc.                                                           270,000         3,813,750
                    ---------------------------------------------------------------------------------------------------------------
                    Magna Group, Inc.                                                                     400,000         9,950,000
                    ---------------------------------------------------------------------------------------------------------------
                    Mellon Bank Corp.                                                                     450,000        24,918,750
                    ---------------------------------------------------------------------------------------------------------------
                    National City Corp.                                                                   500,000        18,812,500
                    ---------------------------------------------------------------------------------------------------------------
                    PNC Bank Corp.                                                                        301,600         9,425,000
                    ---------------------------------------------------------------------------------------------------------------
                    Signet Banking Corp.                                                                  400,000         9,650,000
                    ---------------------------------------------------------------------------------------------------------------
                    Summit Bancorp                                                                        500,000        19,375,000
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Bancorp, Inc.                                                                    245,000         9,371,250
                                                                                                                     --------------
                                                                                                                        542,285,611

-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--1.5%
                    American Express Co.                                                                  600,000        26,250,000
                    ---------------------------------------------------------------------------------------------------------------
                    Capital One Financial Corp.                                                           300,000         9,037,500
                                                                                                                     --------------
                                                                                                                         35,287,500

-----------------------------------------------------------------------------------------------------------------------------------
Insurance--4.4%
                    Allstate Corp.                                                                        724,432        32,327,778
                    ---------------------------------------------------------------------------------------------------------------
                    American General Corp.                                                                500,000        18,250,000
                    ---------------------------------------------------------------------------------------------------------------
                    American States Financial Corp.                                                       550,000        12,650,000
                    ---------------------------------------------------------------------------------------------------------------
                    Everest Reinsurance Holdings, Inc.                                                    248,000         6,045,000
                    ---------------------------------------------------------------------------------------------------------------
                    GCR Holdings Ltd.                                                                     100,000         2,300,000
                    ---------------------------------------------------------------------------------------------------------------
                    IPC Holdings Ltd.                                                                     419,000         8,641,875
                    ---------------------------------------------------------------------------------------------------------------
                    ITT Hartford Group, Inc.                                                              150,000         7,912,500
                    ---------------------------------------------------------------------------------------------------------------
                    Reliance Group Holdings, Inc.                                                       2,141,500        16,864,313
                                                                                                                     --------------
                                                                                                                        104,991,466

-----------------------------------------------------------------------------------------------------------------------------------
Industrial--3.3%
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--0.8%
                    AMP, Inc.                                                                             500,000        19,125,000

-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--2.5%
                    Keystone International, Inc.                                                          300,000         6,037,500
                    ---------------------------------------------------------------------------------------------------------------





                    Minnesota Mining & Manufacturing Co.                                                  400,000        27,500,000
                    ---------------------------------------------------------------------------------------------------------------
                    Tenneco, Inc.                                                                         500,000        24,875,000
                                                                                                                     --------------
                                                                                                                         58,412,500

-----------------------------------------------------------------------------------------------------------------------------------
Technology--1.1%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.5%
                    United Technologies Corp.                                                             100,000        11,275,000

-----------------------------------------------------------------------------------------------------------------------------------
Electronics--0.3%
                    Tektronix, Inc.                                                                       200,000         7,750,000

-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications-
Technology--0.3%
                    ICG Communications, Inc.(7)(8)                                                        310,500         6,526,322

-----------------------------------------------------------------------------------------------------------------------------------
Utilities--5.8%
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--3.6%
                    Allegheny Power System, Inc.                                                          300,000         8,887,500
                    ---------------------------------------------------------------------------------------------------------------
                    Central & South West Corp.                                                            400,000        10,550,000
                    ---------------------------------------------------------------------------------------------------------------
                    DTE Energy Co.                                                                        300,000         8,550,000
                    ---------------------------------------------------------------------------------------------------------------
                    Entergy Corp.                                                                         550,000        13,956,250
                    ---------------------------------------------------------------------------------------------------------------
                    Florida Progress Corp.                                                                500,000        17,312,500
                    ---------------------------------------------------------------------------------------------------------------
                    Ohio Edison Co.                                                                       400,000         8,400,000
                    ---------------------------------------------------------------------------------------------------------------
                    Potomac Electric Power Co.                                                            400,000         9,850,000
                    ---------------------------------------------------------------------------------------------------------------
                    Public Service Co. of Colorado                                                        200,000         7,125,000
                                                                                                                     --------------
                                                                                                                         84,631,250


9  Oppenheimer Equity Income Fund


                    Statement of Investments   (Continued)

                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.3%
                    NorAm Energy Corp.                                                                    225,000    $    3,290,625
                    ---------------------------------------------------------------------------------------------------------------
                    Pacific Enterprises                                                                   150,000         4,481,250
                                                                                                                     --------------
                                                                                                                          7,771,875

-----------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--1.9%
                    GTE Corp.                                                                             500,000        19,687,500
                    ---------------------------------------------------------------------------------------------------------------
                    Portugal Telecom SA, Sponsored ADR(7)                                                 410,000        10,916,250
                    ---------------------------------------------------------------------------------------------------------------
                    SBC Communications, Inc.                                                              300,000        13,987,500
                                                                                                                     --------------
                                                                                                                         44,591,250
                                                                                                                     --------------
                    Total Common Stocks (Cost $891,178,615)                                                           1,279,120,059

===================================================================================================================================
Preferred Stocks--4.5%
-----------------------------------------------------------------------------------------------------------------------------------
                    Armco, Inc., $3.625 Cum. Cv                                                           200,000         9,050,000
                    ---------------------------------------------------------------------------------------------------------------
                    Banco Commercial Portuguese International Bank Ltd.,
                    8% Cv. Preferred Stock, Series A                                                      396,000        19,701,000
                    ---------------------------------------------------------------------------------------------------------------
                    Chiquita Brands International, Inc. $3.75 Cv., Series B                               180,000         9,427,500
                    ---------------------------------------------------------------------------------------------------------------
                    Fidelity Federal Bank, 12% Non-Cum. Exchangeable
                    Perpetual Preferred Stock, Series A                                                   100,000         2,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    First Chicago NBD Corp., Depositary Shares
                    (each representing a one-hundredth interest in a
                    share of 5.75% cum. cv. preferred stock, series B)                                    135,000         9,686,250
                    ---------------------------------------------------------------------------------------------------------------
                    Glendale Federal Bank, F.S.B., 8.75% Non-Cum. Cv., Series E                           200,000         9,400,000
                    ---------------------------------------------------------------------------------------------------------------
                    Occidental Petroleum Corp., $3.875 Cum. Cv. (6)                                       400,000        22,500,000
                    ---------------------------------------------------------------------------------------------------------------
                    Sovereign Bancorp, Inc., 6.25% Cv., Series B                                           36,500         2,139,813
                    ---------------------------------------------------------------------------------------------------------------
                    Valero Energy Corp., 6.25% Cv. Preferred                                              200,000         9,725,000
                    ---------------------------------------------------------------------------------------------------------------
                    Washington Mutual, Inc., $6.00 Non-Cum. Cv. Perpetual Preferred Stock, Series D        96,800        13,600,400
                                                                                                                     --------------
                    Total Preferred Stocks (Cost $98,771,850)                                                           107,979,963

===================================================================================================================================
Other Securities--9.4%
-----------------------------------------------------------------------------------------------------------------------------------
                    Allstate Corp., $2.30 Debt Exchangeable for Common Stock of PMI Group, Inc.           111,000         4,884,000
                    ---------------------------------------------------------------------------------------------------------------
                    American Express Co., Debt Exchangeable for
                    Common Stock of First Data Corp., 6.25%, 10/15/96                                     200,000        12,800,000
                    ---------------------------------------------------------------------------------------------------------------
                    American General Delaware, LLC, $3.00 Cv
                    Monthly Income Preferred Securities, Series A                                          75,000         3,937,500
                    ---------------------------------------------------------------------------------------------------------------
                    Atlantic Richfield Co., 9% Exchangeable Nts. for
                    Common Stock of Lyondell Petrochemical Co., 9/15/97                                   400,000         9,150,000
                    ---------------------------------------------------------------------------------------------------------------
                    Browning-Ferris Industries, Inc., 7.25% Cv
                    Automatic Common Exchangeable Securities                                              225,000         6,637,500
                    ---------------------------------------------------------------------------------------------------------------
                    Continental Airlines Finance Trust,
                    8.50% Cv. Trust Originated Preferred Securities(6)                                    250,000        13,250,000
                    ---------------------------------------------------------------------------------------------------------------
                    Corning Delaware LP, 6% Cv. Monthly Income Preferred Securities                       150,000         8,325,000


10  Oppenheimer Equity Income Fund


                                                                                                                     Market Value
                                                                                                   Shares            See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Other Securities
(continued)
                    Elsag Bailey Financing Trust, 5.50% Cv
                    Trust Originated Preferred Securities(6)                                              250,000    $   11,187,500
                    ---------------------------------------------------------------------------------------------------------------
                    Enron Corp., 6.25% Cv. Automatic Common Exchangeable
                    Securities, redeemable into Enron Oil & Gas Co. Common Stock                          270,000         6,581,250
                    ---------------------------------------------------------------------------------------------------------------
                    Hollinger International, Inc., 9.75% Preferred Redeemable
                    Increased Dividend Equity Securities, Cv., 8/1/00                                     500,000         5,375,000
                    ---------------------------------------------------------------------------------------------------------------
                    James River Corp. of Virginia, Depositary Shares each
                    representing a one-hundredth interest in a share of Series P,
                    9% Cum. Cv. Preferred Stock, Dividend Enhanced Convertible Stock                      700,000        17,412,500
                    ---------------------------------------------------------------------------------------------------------------
                    MCN Corp., 8.75% Cv. Preferred Redeemable
                    Increased Dividend Equity Securities                                                  135,000         3,746,250
                    ---------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc., 6% Cv. Structured Yield Product
                    Exchangeable for Common Stock of Cox Communications, Inc., 6/1/99                     400,000         8,350,000
                    ---------------------------------------------------------------------------------------------------------------
                    NorAm Financing I, 6.25% Cv. Gtd. Trust Originated Preferred Securities                85,000         5,270,000
                    ---------------------------------------------------------------------------------------------------------------
                    Owens Corning Capital LLC, 6.50% Cv. Monthly
                    Income Preferred Securities, Non-Vtg.(6)                                              200,000        10,362,500
                    ---------------------------------------------------------------------------------------------------------------
                    Reynolds Metals Co., 7% Preferred Redeemable Increased
                    Dividend Equity Securities, $3.31 Cv., 12/31/97                                       160,000         7,620,000
                    ---------------------------------------------------------------------------------------------------------------
                    RJR Nabisco Holdings Corp., $6.50 Cv., Series C                                     4,315,000        23,193,125
                    ---------------------------------------------------------------------------------------------------------------
                    Salomon, Inc., 7.625% Cv. Preferred, Debt Exchangeable
                    for Common Stock of Financial Security Assurance Holdings Ltd.                        460,000        12,995,000
                    ---------------------------------------------------------------------------------------------------------------
                    Santa Fe Energy Resources, Inc., 8.25% Dividend Enhanced Convertible Stock(9)         805,000         8,754,375
                    ---------------------------------------------------------------------------------------------------------------
                    U S West, Inc., 7.625% Cv. Debt Exchangeable for
                    Common Stock of Enhance Financial Services Group, Inc.                                415,000        11,256,875
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Surgical Corp., $2.20 Depositary Shares representing
                    one-fiftieth share of Series A Preferred Stock                                        550,000        19,800,000
                    ---------------------------------------------------------------------------------------------------------------
                    Westinghouse Electric Corp., $1.30 Cv., Participating Equity
                    Preferred Stock, Series C(6)                                                          600,000         9,375,000
                                                                                                                     --------------
                    Total Other Securities (Cost $199,428,913)                                                          220,263,375


                                                                                                   Face
                                                                                                   Amount(1)
===================================================================================================================================
Structured Instruments--0.3%
-----------------------------------------------------------------------------------------------------------------------------------
                    Canadian Imperial Bank of Commerce, New York Branch, 18.50% CD
                    Linked Nts., 9/18/96 (indexed to the Federation GKO, Zero Coupon, 9/11/96)     $    3,500,000         3,501,400
                    ---------------------------------------------------------------------------------------------------------------
                    CS First Boston Corp.  Argentina  Structured  Product  Asset
                    Return Trust Certificates,  9.40%, 9/1/97 [representing debt of Argentina  (Republic of) Bonos del Tesoro  Bonds,  Series
                    II, 5.54%, 9/1/97 and an interest rate swap
                    between Credit Suisse Financial Products and the Trust](6)                          4,000,000         3,923,556
                                                                                                                     --------------
                    Total Structured Instruments (Cost $7,500,000)                                                        7,424,956


11  Oppenheimer Equity Income Fund


                    Statement of Investments   (Continued)

                                                                                                   Face              Market Value
                                                                                                   Amount(1)         See Note 1
===================================================================================================================================
Repurchase Agreement--12.8%
-----------------------------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with Goldman, Sachs & Co., 5 25%, dated
                    8/30/96,  to  be  repurchased  at  $305,478,092  on  9/3/96,
                    collateralized  by  U.S.  Treasury  Bonds,   8.75%--10.375%,
                    5/15/17--11/15/12, with a value
                    of $312,619,141 (Cost $305,300,000)                                            $  305,300,000    $  305,300,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,936,881,017)                                                            99.5%    2,365,262,248
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                               0.5        12,154,306
                                                                                                   --------------    --------------
Net Assets                                                                                                  100.0%   $2,377,416,554
                                                                                                   ==============    ==============



1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
           AUD--Australian Dollar
           CAD--Canadian Dollar

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Represents the current interest rate for a variable rate security.

4. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign index.

5. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

6. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $89,728,301 or 3.77% of the Fund's net assets, at August 31, 1996.

7. Non-income producing security.

8. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.

9. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 1996. The aggregate fair value of all securities of affiliated companies as of August 31, 1996 amounted to $8,754,375. Transactions during the period in which the issuer was an affiliate are as follows:


                               Balance June 30, 1996    Gross Additions    Gross Reductions  Balance August 31, 1996      Dividend
                               -----------------------  ---------------    ----------------  -----------------------      ---------
                                  Shares    Cost         Shares    Cost     Shares    Cost      Shares    Cost            Income
-----------------------------------------------------------------------------------------------------------------------------------
Santa Fe Energy Resources, Inc.,
8.25% Dividend Enhanced
Convertible Stock              805,000      $7,144,375     --      $--        --      $--       805,000   $7,144,375      $147,315



See accompanying Notes to Financial Statements.


12  Oppenheimer Equity Income Fund


                    Statement of Assets and Liabilities   August 31, 1996

===================================================================================================================================
Assets              Investments, at value (including repurchase agreement of
                    $305,300,000) --see accompanying statement:
                    Unaffiliated companies (cost $1,929,736,642)                                                     $2,356,507,873
                    Affiliated companies (cost $7,144,375)                                                                8,754,375
                    ---------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Interest and dividends                                                                               13,714,369
                    Investments sold                                                                                      4,504,586
                    Shares of beneficial interest sold                                                                    1,064,370
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    27,351
                                                                                                                     --------------
                    Total assets                                                                                      2,384,572,924
                                                                                                                     --------------

===================================================================================================================================
Liabilities         Bank overdraft                                                                                          457,618
                    ---------------------------------------------------------------------------------------------------------------
                    Payables and other liabilities:
                    Shares of beneficial interest redeemed                                                                5,110,847
                    Distribution and service plan fees                                                                      791,028
                    Shareholder reports                                                                                     356,453
                    Transfer and shareholder servicing agent fees                                                           153,759
                    Trustees' fees                                                                                            3,234
                    Other                                                                                                   283,431
                                                                                                                     --------------
                    Total liabilities                                                                                     7,156,370
                                                                                                                     --------------
Net Assets                                                                                                           $2,377,416,554
                                                                                                                     ==============

===================================================================================================================================
Composition of      Paid-in capital                                                                                  $1,858,826,553
Net Assets          ---------------------------------------------------------------------------------------------------------------
                    Undistributed net investment income                                                                  10,933,236
                    ---------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investments and foreign currency transactions                       79,266,067
                    ---------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments and translation of assets
                    and liabilities denominated in foreign currencies                                                   428,390,698
                                                                                                                     --------------
                    Net assets                                                                                       $2,377,416,554
                                                                                                                     ==============
===================================================================================================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on net assets
                    of $2,110,465,031 and 185,740,752 shares of beneficial interest outstanding)                       $      11.36
                    Maximum offering price per share (net asset value plus sales charge
                    of 5.75% of offering price)                                                                        $      12.05
                    ---------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $259,569,757 and 22,998,516 shares of beneficial interest outstanding)                          $      11.29
                    ---------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $7,381,766 and 653,028 shares of beneficial interest outstanding)                               $      11.30


                    See accompanying Notes to Financial Statements


13  Oppenheimer Equity Income Fund


                    Statements of Operations

                                                                                                      Two Months       Year Ended
                                                                                                    Ended Aug. 31,      June 30,
                                                                                                        1996(1)           1996
===================================================================================================================================
Investment Income   Interest                                                                         $11,492,450      $68,337,314
                    Foreign withholding taxes                                                             (3,184)            --
                    ---------------------------------------------------------------------------------------------------------------
                    Dividends:
                    Unaffiliated companies                                                             9,821,466       52,732,474
                    Foreign withholding taxes                                                               --           (259,580)
                    Affiliated companies                                                                 147,315        1,464,260
                                                                                                     -----------    -------------
                    Total income                                                                      21,458,047      122,274,468

===================================================================================================================================
Expenses            Management fees--Note 4                                                            2,134,834       12,078,956
                    ---------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                              693,619        3,872,138
                    Class B                                                                              432,504        2,077,724
                    Class C                                                                               11,319           16,702





                    ---------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                570,503        2,688,008
                    ---------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                              129,599           53,250
                    Class B                                                                               23,747           33,448
                    Class C                                                                                  966            2,141
                    ---------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                   82,094          608,737
                    ---------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses--Note 1                                                   11,234           66,081
                    ---------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                            9,200          165,431
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                     6,355           42,476
                    ---------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                6,018           80,779
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                 19,699          167,101
                                                                                                     -----------    -------------
                    Total expenses                                                                     4,131,691       21,952,972

===================================================================================================================================
Net Investment Income                                                                                 17,326,356      100,321,496
                                                                                                     -----------    -------------
===================================================================================================================================
Realized and        Net realized gain (loss) on:
Unrealized          Investments                                                                       19,243,143       75,856,513
Gain (Loss)         Foreign currency transactions                                                     (4,723,329)      (4,049,609)
                                                                                                     -----------    -------------
                    Net realized gain                                                                 14,519,814       71,806,904
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on:
                    Investments                                                                      (44,560,796)     198,519,095
                    Translation of assets and liabilities
                    denominated in foreign currencies                                                  4,806,865        8,097,685
                                                                                                     -----------    -------------
                    Net change                                                                       (39,753,931)     206,616,780
                                                                                                     -----------    -------------
                    Net realized and unrealized gain (loss)                                          (25,234,117)     278,423,684
                                                                                                     -----------    -------------
===================================================================================================================================
Net Increase (Decrease) in Net Assets Resulting From Operations                                      $(7,907,761)   $ 378,745,180
                                                                                                     ===========    =============


1. The Fund changed its fiscal year end from June 30 to August 31. See accompanying Notes to Financial Statements.


14  Oppenheimer Equity Income Fund


               Statements of Changes in Net Assets

                                                                                   Two Months                Year Ended June 30,
                                                                                  Ended Aug. 31,     ------------------------------
                                                                                     1996(1)             1996             1995
===================================================================================================================================
Operations     Net investment income                                              $17,326,356        $100,321,496     $97,932,280
               --------------------------------------------------------------------------------------------------------------------
               Net realized gain                                                   14,519,814          71,806,904      33,525,676
               --------------------------------------------------------------------------------------------------------------------
               Net change in unrealized appreciation or depreciation              (39,753,931)        206,616,780     153,278,187
                                                                               --------------      --------------  --------------
               Net increase (decrease) in net assets resulting
               from operations                                                     (7,907,761)        378,745,180     284,736,143

===================================================================================================================================
Dividends and Dividends from net investment income:
Distributions  Class A                                                                   --           (88,933,508)    (88,319,907)
to             Class B                                                                   --            (7,653,335)     (5,380,964)
Shareholders   Class C                                                                   --               (81,369)           --
               --------------------------------------------------------------------------------------------------------------------
               Distributions from net realized gain:
               Class A                                                                   --           (45,033,840)    (23,241,171)
               Class B                                                                   --            (4,472,521)     (1,584,662)
               Class C                                                                   --               (15,717)           --

===================================================================================================================================
Beneficial  Net  increase  (decrease)  in net  assets  resulting  from  Interest beneficial interest transactions--Note 2:
Transactions   Class A                                                            (23,541,609)         35,013,412     (34,706,185)
               Class B                                                              8,288,875          70,965,886      62,397,726
               Class C                                                              1,564,603           5,782,628            --

===================================================================================================================================
Net Assets     Total increase (decrease)                                          (21,595,892)        344,316,816     193,900,980
               --------------------------------------------------------------------------------------------------------------------
               Beginning of period                                              2,399,012,446       2,054,695,630   1,860,794,650
                                                                               --------------      --------------  --------------
               End of period [including undistributed (overdistributed)
               net investment income of $10,933,236, $2,274,563
               and $(970,447), respectively]                                   $2,377,416,554      $2,399,012,446  $2,054,695,630
                                                                               ==============      ==============  ==============



1. The Fund changed its fiscal year end from June 30 to August 31 See accompanying Notes to Financial Statements.


15  Oppenheimer Equity Income Fund


Financial Highlights

                                                Class A
                                                -----------------------------------------------------------------------------------
                                                Two Months
                                                Ended
                                                August 31,        Year Ended June 30,
                                                1996(2)           1996             1995         1994           1993          1992
===================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period            $11.39            $10.25           $9.44        $10.01         $9.15         $8.86
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .09               .50             .50           .47           .50           .50





Net realized and unrealized gain (loss)           (.12)             1.36             .92          (.39)          .99           .39
                                                ------            ------          ------         -----        ------         -----
Total income (loss) from
  investment operations                           (.03)             1.86            1.42           .08          1.49           .89

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              --                (.48)           (.48)         (.47)         (.48)         (.48)
Dividends in excess of net investment income      --                --              --            (.01)         --            --
Distributions from net realized gain              --                (.24)           (.13)         (.12)         (.15)         (.12)
Distributions in excess of net realized gain      --                --              --            (.05)         --            --
                                                ------            ------          ------         -----        ------         -----
Total dividends and distributions
  to shareholders                                 --                (.72)           (.61)         (.65)         (.63)         (.60)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.36            $11.39          $10.25         $9.44        $10.01         $9.15
                                                ======            ======          ======         =====        ======         =====

===================================================================================================================================
Total Return, at Net Asset Value(4)              (0.26)%           18.61%          15.66%         0.65%        16.76%        10.26%

===================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)         $2,110            $2,141          $1,893        $1,773        $1,790        $1,556
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                $2,109            $2,054          $1,798        $1,832        $1,658        $1,526
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             3.28%(5)          4.51%           5.15%         4.72%         5.12%         5.33%
Expenses                                          0.94%(5)          0.89%           0.96%         0.90%         0.79%         0.82%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                        13.5%             42.9%           45.7%         30.4%         59.0%         37.0%
Average brokerage commission rate(7)           $0.0587           $0.0592             --            --            --            --



Financial Highlights (Continued)
                                                 Class B                                                 Class C
                                                -------------------------------------------------        ----------------------
                                                Two Months                                               Two Months      Period
                                                Ended                                                    Ended           Ended
                                                August 31,       Year Ended June 30,                     August 31,      June 30,
                                                1996(2)          1996           1995       1994(3)       1996(2)         1996(1)
================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period            $11.33           $10.21         $9.40      $10.22        $11.35          $10.76
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .07              .41           .43         .36           .07             .28
Net realized and unrealized gain (loss)           (.11)            1.35           .91        (.58)         (.12)            .88
                                                ------           ------        ------       -----        ------          ------
Total income (loss) from
  investment operations                           (.04)            1.76          1.34        (.22)         (.05)           1.16

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              --               (.40)         (.40)       (.42)         --              (.33)
Dividends in excess of net investment income      --               --            --          (.01)         --              --
Distributions from net realized gain              --               (.24)         (.13)       (.12)         --              (.24)
Distributions in excess of net realized gain      --               --            --          (.05)         --              --
                                                ------           ------        ------       -----        ------          ------
Total dividends and distributions
  to shareholders                                 --               (.64)         (.53)       (.60)         --              (.57)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.29           $11.33        $10.21       $9.40        $11.30          $11.35
                                                ======           ======        ======       =====        ======          ======
================================================================================================================================
Total Return, at Net Asset Value(4)              (0.35)%          17.58%        14.87%      (2.35)%       (0.44)%         10.50%

================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)           $260             $252          $161         $88            $7              $6
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $255             $208          $122         $47            $7              $3
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             2.48%(5)         3.68%         4.34%       3.99%(5       2.55%(5)        3.53%(5)
Expenses                                          1.76%(5)         1.72%         1.79%       1.82%(5       1.79%(5)        1.81%(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                        13.5%            42.9%         45.7%       30.4%         13.5%           42.9%
Average brokerage commission rate(7)           $0.0587          $0.0592           --          --        $0.0587         $0.0592



1.   For the period from November 1, 1995 (inception of offering) to June 30,
     1996.

2.   The Fund changed its fiscal year end from June 30 to August 31.

3.   For the period from August 17, 1993 (inception of offering) to June 30,
     1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5.   Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.  Purchases  and  sales  of  investment  securities  (excluding short-term securities) for the period ended August 31, 1996 were $293,833,873 and $502,985,239, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

16 & 17 Oppenheimer Equity Income Fund

Notes to Financial Statements
================================================================================
1. Significant
Accounting Policies

Oppenheimer Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 27, 1996, the Board of Trustees elected to change the fiscal year end of the Fund from June 30 to August 31. Accordingly, these financial statements include information for the two month period from July 1,

1996 to August 31, 1996. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


18  Oppenheimer Equity Income Fund

================================================================================
1. Significant
Accounting Policies
(continued)

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. In addition, to properly reflect foreign currency loss in the components of capital, $4,504,000 of foreign exchange loss determined according to U.S. federal income tax rules has been reclassified from net realized loss to undistributed net investment income.


     During the two months ended August 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between the financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the two months ended August 31, 1996, amounts have been reclassified to reflect a decrease in undistributed net investment income and an increase in accumulated net realized gain on investments of $4,163,684.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of
Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                Two Months Ended Aug. 31, 1996(2)   Year Ended June 30, 1996(1)      Year Ended June 30, 1995
                                ---------------------------------   ---------------------------      -------------------------
                                      Shares         Amount           Shares         Amount            Shares        Amount





----------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                3,550,795    $ 40,479,520        20,146,940    $223,283,409      19,327,605   $207,336,132
Dividends and distributions
reinvested                               --              --          11,433,753     125,568,723      11,012,028     83,402,034
Redeemed                           (5,703,125)    (64,021,129)      (28,310,542)   (313,838,720)    (33,557,623)  (325,444,351)
                                 ------------    ------------      ------------    ------------    ------------   ------------
Net increase (decrease)            (2,152,330)   $(23,541,609)        3,270,151     $35,013,412      (3,217,990)  $(34,706,185)
                                 ============    ============      ============    ============    ============   ============
----------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                1,234,485     $13,913,799         8,424,677     $92,863,112       7,529,176    $72,586,104
Dividends and distributions
reinvested                               --              --           1,014,528      11,086,597         670,317      6,342,433
Redeemed                             (503,549)     (5,624,924)       (2,987,292)    (32,983,823)     (1,724,724)   (16,530,811)
                                 ------------    ------------      ------------    ------------    ------------   ------------
Net increase                          730,936      $8,288,875         6,451,913     $70,965,886       6,474,769    $62,397,726
                                 ============    ============      ============    ============    ============   ============
----------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                  153,840      $1,732,419           523,531      $5,887,218            --             $--
Dividends and distributions
reinvested                               --              --               8,456          94,181            --              --
Redeemed                              (14,976)       (167,816)          (17,823)       (198,771)           --              --
                                 ------------    ------------      ------------    ------------    ------------    -----------
Net increase                          138,864      $1,564,603           514,164      $5,782,628            --             $--
                                 ============    ============      ============    ============    ============    ===========
----------------------------------------------------------------------------------------------------------------------------


     1. For the year ended June 30, 1996 for Class A and Class B shares and for the period from November 1, 1995 (inception of offering) to June 30, 1996 for Class C shares.

     2. The Fund changed its fiscal year end from June 30 to August 31.


19  Oppenheimer Equity Income Fund

================================================================================
3. Unrealized Gains and
Losses on Investments

At August 31, 1996, net unrealized appreciation on investments of $428,381,231 was composed of gross appreciation of $451,459,716, and gross depreciation of $23,078,485.


================================================================================
4. Management Fees and
Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed 1.5% of the first $30 million of average annual net assets of the Fund, plus 1% of average annual net assets in excess of $30 million.

     For the two months ended August 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $632,850, of which $218,008 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $489,862 and $15,300, of which $43,178 was paid to an affiliated broker/dealer for Class B. During the two months ended August 31, 1996, OFDI received contingent deferred sales charges of $70,589 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, each class may expend up to 0.25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of 0.75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. During the two months ended August 31, 1996, OFDI paid $44,931 and $6,798, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses, and retained $355,295 and $9,940, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At August 31, 1996, OFDI had incurred unreimbursed expenses of $8,245,976 for Class B and $122,658 for Class C.

================================================================================
5. Illiquid and
Restricted Securities

At August 31, 1996, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at August 31, 1996 was $6,526,322, which represents 0.27% of the Fund's net assets. Information concerning these securities is as follows:


                                                                 Valuation Per Unit
Security                   Acquisition Date    Cost Per Unit   As of August 31, 1996
-------------------------------------------------------------------------------------
ICG Communications, Inc.  10/26/93--4/15/96        $18.15              $21.02


Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

                                   Appendix A

                             DESCRIPTION OF RATINGS

Ratings of Investments

Description of Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.


Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

Description of Standard & Poor's Bond Ratings

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.


BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.


BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Description of Fitch Investors Service, Inc. Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Duff & Phelps' Ratings

Long-Term Debt and Preferred Stock

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk- free US Treasury debt.

AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments.

DP Preferred stock with dividend arreages.

                                   Appendix B


                       Corporate Industry Classifications

Aerospace/Defense
Air Transportation
Auto Parts
Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial  Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified  Financial
Diversified  Media
Drug Stores
Drug  Wholesalers
Durable  Household  Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
                                      B-1

Food

Gas Utilities
Gold
Health  Care/Drugs
Health  Care/Supplies  & Services
Homebuilders/Real  Estate
Hotel/Gaming
Industrial   Services
Insurance
Leasing  &  Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable  Household Goods Oil - Integrated
Paper
Publishing/Printing
Railroads  Restaurants
Savings  & Loans  Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications  - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian of Portfolio Securities
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Suite 3600
      Denver, Colorado 80202-3942

Legal Counsel
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202